UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-05576

Name of Fund: BlackRock Global Allocation Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation
Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2012

Date of reporting period: 04/30/2012

Item 1 – Report to Stockholders

April 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Dear Shareholder

One year ago at this time, risk assets were in a broad retreat as political strife in Greece ignited fears about sovereign debt problems spreading across Europe and economic indicators signaled that the global recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. Early in August 2011, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became the dominant force in financial markets, driving asset prices up and down in lock step, in a risk on/risk off trading pattern. By the end of the third quarter in 2011, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October 2011 brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began making concerted efforts to stem the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving sentiment carried over into early 2012 as a number of factors elicited greater optimism. Sovereign debt problems in Europe became less pressing. Greece secured its second bailout package and completed the restructuring of its national debt. The European Central Bank gave financial markets a boost by providing additional liquidity through its long-term refinancing operations. The outlook for the global economy grew less dim as stronger data from the United States, particularly from the labor market, lifted sentiment. Hopes for additional monetary stimulus from the US Federal Reserve and strong corporate earnings pushed risk assets (including stocks, commodities and high yield bonds) higher through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The risk rally softened in late March, however, due to renewed fears about slowing growth in China and Europe’s debt troubles. Equity markets staggered downward in April as Spain’s financial situation became increasingly severe and elections in Greece and France added to uncertainty about the future of the euro zone. In the United States, disappointing jobs reports in April revealed that the recent acceleration in the labor market had been a short-lived surge. Overall, US economic data signaled that the pace of the recovery had slowed, but not to the extent that warranted additional monetary stimulus.

Thanks in large part to an exceptionally strong first quarter of 2012, equities and high yield bonds posted solid returns for the 6-month period ended April 30, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results; however, small-cap stocks finished in negative territory. International and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities, including corporate, government and municipal bonds, performed well despite recent yield volatility. US Treasury bonds finished strong, with an April rally erasing the effects of their broad sell-off during February and March. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain. Political uncertainty in Europe elevates concerns about additional flare ups in the debt crisis. Higher energy prices and slowing growth in China continue to pose risks for the global economy. Potential political leadership changes around the world create additional layers of uncertainty. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2012

	6-month	12-month
US large cap equities	12.77%	4.76%
(S&P 500® Index)
US small cap equities	11.02	(4.25)
(Russell 2000® Index)
International equities	2.44	(12.82)
(MSCI Europe, Australasia,
Far East Index)
Emerging market equities	3.93	(12.61)
(MSCI Emerging Markets
Index)
3-month Treasury	0.01	0.05
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	3.83	16.41
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	2.44	7.54
bonds (Barclays US
Aggregate Bond Index)
Tax exempt municipal	5.71	11.90
bonds (S&P Municipal
Bond Index)
US high yield bonds	6.91	5.89
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2012

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended April 30, 2012, the Fund underper-formed both its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex US) Index (24%), BofA Merrill Lynch Current 5-Year US Treasury Index (24%) and Citigroup Non-US Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	Within equities, stock selection in the United States and Canada detracted from performance, as did the Fund’s overweights relative to the Reference Benchmark in India and Japan. From a sector perspective, overweights and stock selection in materials (led by gold-related securities) and energy had a negative impact. The Fund’s underweight position and stock selection in consumer discretionary also weighed on returns, as did stock selection in information technology (“IT”). The Fund’s cash position detracted from relative performance during the period.
•	Contributors to positive performance included the Fund’s significant underweight in US government and sovereign fixed income. Within equities, underweight exposure to Spain also aided performance. From a sector perspective, the Fund benefited from stock selection in utilities.

Describe recent portfolio activity.

•	During the six-month period, the Fund’s overall equity allocation decreased from 63% of net assets to 62%. Within equities, the Fund reduced its exposures to Asia and Europe and increased its exposure to the United States. On a sector basis, the Fund decreased its sector weightings in energy, materials, telecommunication services (“telecom”) and utilities, and increased its weightings in IT and health care.
•	The Fund’s allocation to fixed income decreased during the period from 27% of net assets to 25%. The Fund reduced exposures to US Treasury securities, US dollar-denominated foreign convertible bonds and UK gilts. These reductions were partially offset by increased exposure to US dollar-denominated foreign corporate bonds.
•	Reflecting the changes in the Fund’s overall allocations to the equity and fixed income asset classes during the period, the Fund’s cash and cash equivalent holdings increased from 10% of net assets to 13%. During the six-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rates) relatively low.

Describe portfolio positioning at period end.

•	The Fund ended the period overweight in equities, substantially underweight in fixed income and overweight in cash and cash equivalents. Within equities, the Fund was overweight in Asia (notably Japan) and Brazil, and underweight in Europe and the United States. On a sector basis, the Fund was overweight in materials, energy, tele-com, health care and IT, and underweight in financials, consumer staples, consumer discretionary and industrials.
•	Within fixed income, the Fund was underweight in US treasuries, sovereign debt in Asia (notably Japan) and Europe, and overweight in sovereign debt in Brazil. In addition, the Fund was overweight in convertible bonds and corporate debt.
•	With respect to currency exposure, the Fund was underweight in the euro, Japanese yen and British pound, and overweight in the US dollar, Brazilian real, Singapore dollar and Russian ruble. The Fund also had smaller overweight positions in several emerging Asian currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests in a portfolio of US and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.
[3]	This broad-based capitalization-weighted index is comprised of 2,458 equities from 35 countries in 4 regions, including the United States.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. Descriptions of these indexes can be found in the footnotes below.

Performance Summary for the Period Ended April 30, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.09%	(3.54)%	N/A	4.21%	N/A	8.82%	N/A
Investor A	3.96	(3.78)	(8.83)%	3.93	2.81%	8.54	7.95%
Investor B	3.57	(4.57)	(8.77)	3.08	2.72	7.86	7.86
Investor C	3.51	(4.56)	(5.49)	3.13	3.13	7.70	7.70
Class R	3.72	(4.15)	N/A	3.57	N/A	8.26	N/A
FTSE World Index	7.47	(5.14)	N/A	(0.76)	N/A	6.08	N/A
Reference Benchmark	5.73	1.03	N/A	3.22	N/A	6.66	N/A
US Stocks: S&P 500® Index[6]	12.77	4.76	N/A	1.01	N/A	4.71	N/A
Non-US Stocks: FTSE World (ex US) Index[7]	2.95	(12.74)	N/A	(2.42)	N/A	7.42	N/A
US Bonds: BofA Merrill Lynch Current
5-Year US Treasury Index[8]	1.99	8.37	N/A	7.20	N/A	5.67	N/A
Non-US Bonds: Citigroup Non-US Dollar
World Government Bond Index[9]	(0.25)	1.45	N/A	7.00	N/A	8.28	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
[6]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[7]	This unmanaged capitalization-weighted index is comprised of 1,844 companies in 34 countries, excluding the United States.
[8]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.
[9]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).
•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.
•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.
•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement or other similar plans. Prior to January 3, 2003, Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s returns would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2011 and held through April 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,040.90	$3.86	$1,000.00	$1,021.08	$3.82	0.76%
Investor A	$1,000.00	$1,039.60	$5.27	$1,000.00	$1,019.69	$5.22	1.04%
Investor B	$1,000.00	$1,035.70	$9.46	$1,000.00	$1,015.56	$9.37	1.87%
Investor C	$1,000.00	$1,035.10	$9.11	$1,000.00	$1,015.91	$9.02	1.80%
Class R	$1,000.00	$1,037.20	$7.04	$1,000.00	$1,017.95	$6.97	1.39%
[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
6	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Portfolio Information

As of April 30, 2012

Ten Largest Holdings (Equity Investments)	Percent of Long-Term Investments
Apple, Inc.	2%
Exxon Mobil Corp.	1
SPDR Gold Trust	1
Microsoft Corp.	1
Oracle Corp.	1
General Electric Co.	1
AT&T, Inc.	1
Johnson & Johnson	1
JPMorgan Chase & Co.	1
Pfizer, Inc.	1

Geographic Allocation	Percent of Long-Term Investments
United States	54%
Japan	7
United Kingdom	5
Germany	5
Brazil	4
Canada	3
Australia	3
Singapore	2
South Korea	2
Other[1]	15

[1]	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

Overall Asset Exposure

	Percent of Fund’s Net Assets				Reference Benchmark[5] Percentages
	4/30/12		10/31/11
US Equities	35%[2]		33%[2]		36%
European Equities	9	[2]	10	[2]	11
Asia Pacific Equities	12	[2]	14	[2]	9
Other Equities	6		6		4
Total Equities	62	[3]	63	[3]	60

US Dollar Denominated Fixed Income Securities	14		15		24
US Issuers	10		11		—
Non-US Issuers	4		4		—
Non-US Dollar Denominated Fixed Income Securities	11		12		16
Total Fixed Income Securities	25		27		40

Cash & Cash Equivalents[4]	13		10		—

[2]	Includes value of financial futures contracts.
[3]	Includes Preferred Stock.
[4]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
[5]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Fund Summary” section.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	7

Consolidated Schedule of Investments April 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.1%
Cresud SA Sponsored — ADR	550,000	$5,214,000
IRSA Inversiones y Representaciones SA — ADR	639,900	5,042,412
Pampa Energia SA — ADR	662,800	4,480,528
Tenaris SA — ADR	826,118	32,375,564
		47,112,504
Australia — 0.9%
Asciano Ltd.	5,105,933	24,989,353
BHP Billiton Ltd.	3,041,187	112,849,985
CSL Ltd.	1,671,034	63,633,814
Newcrest Mining Ltd.	2,742,074	74,721,711
Orica Ltd.	1,253,429	34,882,432
Rio Tinto Ltd.	1,823,981	124,805,717
Telstra Corp. Ltd.	8,408,767	31,003,013
		466,886,025
Austria — 0.0%
Telekom Austria AG	945,154	10,370,766
Belgium — 0.0%
RHJ International (a)(b)	4,080,524	21,364,159
RHJ International — ADR (a)(b)	899,200	4,712,977
		26,077,136
Brazil — 1.8%
Banco do Brasil SA	1,657,039	20,498,376
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, Preference Shares	2,046,179	95,001,360
Cia Energetica de Minas Gerais — ADR	2,455,676	60,581,527
Cosan Ltd.	6,193,647	85,720,074
Cyrela Brazil Realty SA	4,884,548	39,462,812
Hypermarcas SA	10,136,927	65,039,277
Itau Unibanco Holding SA, Preference Shares	3,336,139	52,505,926
MRV Engenharia e Participacoes SA	8,364,356	48,663,908
OGX Petroleo e Gas Participacoes SA (a)	2,387,000	16,567,432
Petroleo Brasileiro SA — ADR	9,791,701	216,984,094
Qualicorp SA (a)	3,795,076	33,050,002
SLC Agricola SA	4,272,669	42,230,194
Telefonica Brasil — ADR (c)	5,001,500	142,392,705
Tractebel Energia SA	1,324,571	22,827,247
Vale SA, Preference ‘A’ Shares	1,988,684	43,244,735
		984,769,669
Canada — 2.0%
Agnico-Eagle Mines Ltd.	1,524,700	60,866,024
Alamos Gold, Inc.	2,145,775	39,272,776
Bank of Nova Scotia	435,700	24,170,026
Barrick Gold Corp.	1,997,204	80,746,958
BCE, Inc.	129,900	5,264,847
Canadian Natural Resources Ltd.	2,008,408	69,792,178
Canadian Pacific Railway Ltd.	698,246	54,100,100

Common Stocks	Shares	Value
Canada (concluded)
Canadian Pacific Railway Ltd.	110,522	$8,553,330
Detour Gold Corp. (a)	1,174,020	28,974,650
Eldorado Gold Corp.	5,911,121	83,773,542
Goldcorp, Inc. (d)	4,602,007	176,072,788
IAMGOLD Corp.	244,551	3,032,432
IAMGOLD Corp., International African
Mining Gold Corp.	2,176,169	26,985,950
Katanga Mining Ltd. (a)	5,352,893	4,443,359
Kinross Gold Corp.	1,160,679	10,388,077
Kinross Gold Corp.	5,264,487	47,163,749
Osisko Mining Corp. (a)	2,764,300	28,458,704
Potash Corp. of Saskatchewan, Inc.	1,043,942	44,346,656
Rogers Communications, Inc., Class B	1,195,617	44,632,383
Rogers Communications, Inc., Class B	156,000	5,822,463
Silver Wheaton Corp.	2,364,658	72,193,009
Sino-Forest Corp. (a)	2,463,590	25
Suncor Energy, Inc.	2,937,961	97,044,761
Talisman Energy, Inc.	1,853,312	24,239,298
Teck Resources Ltd., Class B	202,976	7,577,094
TELUS Corp.	392,270	23,551,687
The Toronto-Dominion Bank	98,500	8,324,913
Valeant Pharmaceuticals International,
Inc. (a)(d)	566,700	31,525,521
		1,111,317,300
Chile — 0.0%
Sociedad Quimica y Minera de
Chile SA — ADR (c)	462,000	26,929,980
China — 1.0%
Beijing Enterprises Holdings Ltd.	20,677,732	115,390,566
Chaoda Modern Agriculture Holdings
Ltd. (a)(c)	118,119,394	11,811,939
China BlueChemical Ltd. (a)	31,636,800	22,547,944
China Shenhua Energy Co. Ltd., Class H (a)	6,758,083	29,844,037
China Telecom Corp. Ltd. (a)	34,205,900	18,332,681
China Unicom Ltd.	13,332,100	23,317,520
CSR Corp. Ltd. (a)(c)	10,336,200	8,295,531
Dongfang Electric Corp. Ltd. (a)(c)	7,368,700	19,975,919
Dongfeng Motor Group Co. Ltd.	9,464,700	18,511,680
Guangshen Railway Co. Ltd. (a)	37,209,995	13,783,844
Guangzhou Automobile Group Co. Ltd. (a)	22,567,379	24,916,831
Haitian International Holdings Ltd.	9,842,600	11,324,050
Huaneng Power International, Inc. (a)	39,805,800	23,561,741
Jiangsu Expressway Co. Ltd. (a)	18,108,200	17,799,838
Ping An Insurance Group Co. of China Ltd.	2,204,800	18,313,645
Shanghai Electric Group Co. Ltd. (a)(c)	49,030,600	24,547,498
Shanghai Pharmaceuticals Holding
Co. Ltd. (a)	12,907,100	19,367,061
Sinopharm Group Co. (a)	15,284,300	39,827,247

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the		CAD	Canadian Dollar	HKD	Hong Kong Dollar	MXN	Mexican New Peso
Consolidated Schedule of Investments, the names		CHF	Swiss Franc	INR	Indian Rupee	NOK	Norwegian Krone
and descriptions of many of the securities have		CNH	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
been abbreviated according to the following list:			(Offshore)	KRW	South Korean Won	SPDR	Standard & Poor’s
		CNY	Chinese Renminbi	LIBOR	London Interbank		Depositary Receipts
ADR	American Depositary Receipts	EUR	Euro		Offered Rate	TWD	Taiwan Dollar
AUD	Australian Dollar	GBP	British Pound	MSCI	Morgan Stanley Capital	USD	US Dollar
BRL	Brazilian Real	GDR	Global Depositary Receipts		International

See Notes to Consolidated Financial Statements.

8	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
China (concluded)
Tianjin Development Holdings
Ltd. (a)(b)	88,279,743	$39,277,952
Tianjin Port Development Holdings Ltd. (c)	129,337,227	17,447,644
Zhongsheng Group Holdings Ltd. (c)	15,608,500	30,832,771
		549,027,939
Egypt — 0.0%
Telecom Egypt	12,073,827	25,644,587
France — 1.2%
AXA SA (a)	4,136,100	58,774,593
BNP Paribas SA	1,894,007	76,441,037
Essilor International SA	1,163,991	102,567,372
Eutelsat Communications SA	900,782	32,073,191
France Telecom SA	825,486	11,315,814
LVMH Moet Hennessy Louis Vuitton SA	432,495	71,749,048
Safran SA	488,500	18,106,207
Sanofi-Aventis	1,089,524	83,219,809
Sanofi-Aventis — ADR	150,928	5,762,431
Societe Generale SA (a)	980,875	23,221,473
Technip SA	225,220	25,576,066
Total SA	1,621,209	77,823,871
Total SA — ADR	1,058,697	50,933,913
		637,564,825
Germany — 2.3%
Allianz AG, Registered Shares	564,610	62,977,334
BASF SE	2,434,991	200,480,373
Bayer AG, Registered Shares	1,465,185	103,242,630
Bayerische Motoren Werke AG	526,710	50,096,516
Daimler AG, Registered Shares	1,451,010	80,286,642
Deutsche Bank AG, Registered Shares	699,460	30,365,719
Deutsche Telekom AG, Registered Shares	6,864,727	77,397,889
Fresenius Medical Care AG & Co.	1,375,782	97,696,814
Fresenius SE & Co. KGaA (e)	447,753	44,702,605
Infineon Technologies AG	4,389,240	43,741,124
Kabel Deutschland Holding AG (a)	754,030	47,536,297
Lanxess AG	931,879	74,192,809
Muenchener Rueckversicherungs AG,
Registered Shares	195,200	28,352,854
Siemens AG, Registered Shares	1,845,040	171,257,327
SMA Solar Technology AG (c)	151,900	6,367,107
Volkswagen AG, Preference Shares	731,490	138,660,124
		1,257,354,164
Hong Kong — 0.7%
AIA Group Ltd.	6,447,800	22,817,936
Cheung Kong Holdings Ltd.	2,629,700	34,777,923
Cheung Kong Infrastructure Holdings Ltd.	4,959,300	29,390,335
China Resources Gas Group Ltd. (c)	15,562,000	30,150,241
China Resources Power Holdings Co. Ltd.	19,346,000	35,161,466
Hutchison Whampoa Ltd.	4,651,897	44,565,363
The Link Real Estate Investment Trust	26,848,183	111,699,227
Mongolian Mining Corp. (a)	14,252,600	11,450,367
Sun Hung Kai Properties Ltd.	2,435,755	29,175,206
Wharf Holdings Ltd.	6,798,132	40,315,378
Yuanda China Holdings Ltd. (a)	135,653,000	18,412,487
		407,915,929
India — 0.2%
Adani Enterprises Ltd.	3,759,600	19,980,524
Bharat Heavy Electricals Ltd.	5,425,305	23,065,720
Housing Development Finance Corp.	5,946,510	75,802,241
		118,848,485

Common Stocks	Shares	Value
Indonesia — 0.1%
Bumi Resources Tbk PT	148,756,833	$32,664,356
Telekomunikasi Indonesia Tbk PT	17,000,800	15,675,871
		48,340,227
Ireland — 0.1%
Covidien Plc	765,651	42,286,905
Israel — 0.3%
Check Point Software Technologies Ltd. (a)	139,400	8,103,322
Teva Pharmaceutical Industries Ltd. — ADR	3,098,939	141,745,470
		149,848,792
Italy — 0.5%
Eni SpA	5,058,330	112,395,123
Fiat Industrial SpA	9,176,328	104,170,572
Intesa Sanpaolo SpA	18,637,680	28,252,001
Telecom Italia SpA (a)	13,061,270	14,817,801
UniCredit SpA (a)	2,084,384	8,313,808
		267,949,305
Japan — 6.2%
Aisin Seiki Co. Ltd.	835,790	29,430,365
Asahi Kasei Corp.	6,373,900	39,395,428
Astellas Pharma, Inc.	723,670	29,348,864
Bridgestone Corp.	3,174,500	75,114,305
Canon, Inc.	2,136,319	96,834,661
Daihatsu Motor Co. Ltd.	1,601,930	30,239,461
Daiwa House Industry Co. Ltd.	1,688,330	21,786,659
Denso Corp.	1,059,380	34,255,329
East Japan Railway Co.	1,985,973	123,561,537
Fanuc Ltd.	283,980	47,893,361
Fuji Heavy Industries Ltd.	11,374,190	85,789,947
Futaba Industrial Co. Ltd. (a)	2,009,350	10,726,112
Hitachi Chemical Co. Ltd.	1,749,400	32,429,528
Hitachi Ltd.	5,329,500	33,944,886
Honda Motor Co. Ltd.	2,358,581	84,883,405
Hoya Corp.	2,996,917	68,740,607
Inpex Corp.	17,095	112,869,900
JGC Corp.	3,096,630	89,167,725
JSR Corp.	1,215,100	23,981,511
Kao Corp.	768,900	20,602,933
KDDI Corp.	10,582	69,272,852
Kinden Corp.	1,442,300	10,016,403
Kirin Holdings Co. Ltd.	4,193,710	53,396,206
Komatsu Ltd.	1,426,900	41,066,136
Kubota Corp.	9,745,510	94,074,608
Kuraray Co. Ltd.	2,568,520	36,656,376
Kyowa Hakko Kirin Co. Ltd.	3,370,300	35,426,640
Marubeni Corp.	2,386,700	16,572,537
Mitsubishi Corp.	6,765,430	146,620,045
Mitsubishi Tanabe Pharma Corp.	1,470,900	20,416,808
Mitsubishi UFJ Financial Group, Inc.	10,923,380	52,448,714
Mitsui & Co. Ltd.	7,932,434	123,869,703
Mitsui Fudosan Co. Ltd.	1,290,800	23,643,323
MS&AD Insurance Group Holdings, Inc.	3,398,962	62,663,670
Murata Manufacturing Co. Ltd.	961,240	54,934,503
Nintendo Co. Ltd.	393,200	53,075,664
Nippon Building Fund, Inc.	1,261	11,982,222
Nippon Electric Glass Co.	3,399,690	27,468,684
Nippon Telegraph & Telephone Corp.	1,652,250	74,757,077
NTT DoCoMo, Inc.	96,994	165,617,258
NTT Urban Development Corp.	12,900	9,895,721
Okumura Corp.	7,158,620	26,187,236
Rinnai Corp.	481,275	35,062,582

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Rohm Co. Ltd.	602,800	$27,185,495
Shin-Etsu Chemical Co. Ltd.	1,987,040	114,691,363
Sony Financial Holdings, Inc.	1,437,200	23,488,496
Sumitomo Chemical Co. Ltd.	6,462,840	26,574,175
Sumitomo Corp.	1,945,600	27,649,293
Sumitomo Electric Industries Ltd.	1,573,000	21,218,570
Sumitomo Mitsui Financial Group, Inc.	1,242,200	39,748,886
Suzuki Motor Corp.	5,828,008	137,170,550
TDK Corp.	713,600	37,262,016
Terumo Corp.	592,540	27,150,148
Toda Corp.	6,989,900	22,331,006
Toho Co. Ltd.	1,196,558	21,446,989
Tokio Marine Holdings, Inc.	5,520,421	141,232,334
Tokyo Gas Co. Ltd.	19,361,285	93,429,807
Toyota Industries Corp.	3,008,880	84,988,428
Toyota Motor Corp.	1,241,470	50,872,630
Ube Industries Ltd.	17,230,500	44,064,584
West Japan Railway Co.	897,600	36,875,612
Yahoo! Japan Corp.	88,331	26,508,641
Yamada Denki Co. Ltd.	677,080	43,936,953
		3,383,947,468
Kazakhstan — 0.1%
KazMunaiGas Exploration Production — GDR	3,497,726	69,954,520
KazMunaiGas Exploration Production — GDR	16,325	325,780
		70,280,300
Luxembourg — 0.0%
Millicom International Cellular SA	74,200	7,853,384
Malaysia — 0.4%
Axiata Group Bhd	62,497,253	109,659,795
British American Tobacco Malaysia Bhd	1,253,500	22,986,776
Telekom Malaysia Bhd	47,577,334	84,458,683
		217,105,254
Mexico — 0.3%
America Movil, SAB de CV — ADR (f)	4,601,508	122,630,188
Fomento Economico Mexicano SAB de CV — ADR	303,000	24,621,780
		147,251,968
Netherlands — 0.4%
ASML Holding NV	190,200	9,698,298
CNH Global NV (a)	211,500	9,680,355
ING Groep NV CVA (a)	7,390,150	52,136,597
Koninklijke Philips Electronics NV (a)	3,257,236	64,820,487
Unilever NV — ADR	412,200	14,159,070
Unilever NV CVA (d)	1,103,880	37,812,634
Ziggo NV (a)	416,300	13,093,101
		201,400,542
Norway — 0.2%
DnB NOR ASA	4,532,641	48,854,635
Statoil ASA	2,428,315	65,157,455
		114,012,090
Philippines — 0.0%
Philippine Long Distance Telephone Co. — ADR	387,000	23,498,640
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes
e Multimedia SGPS SA	4,978,117	16,799,446

Common Stocks	Shares	Value
Russia — 0.7%
Federal Hydrogenerating Co. — ADR	21,117,875	$73,490,205
Kuzbassrazrezugol	51,846,796	12,961,699
LSR Group — GDR (c)(g)	6,691,792	30,761,499
LSR Group OJSC — GDR	860,909	4,605,863
Magnitogorsk Iron & Steel Works — GDR (a)(c)	3,082,420	16,275,178
Novorossiysk Commercial Sea Port — GDR	3,787,068	31,830,307
Polyus Gold International Ltd. — GDR (a)	23,208,974	71,483,640
Rosneft Oil Co. — GDR (a)	7,197,000	51,350,595
RushHydro JSC	193,026,155	6,562,889
Sberbank	38,188,997	86,280,706
VimpelCom Ltd. — ADR	2,414,000	24,598,660
		410,201,241
Singapore — 0.9%
CapitaLand Ltd.	25,711,300	60,773,203
DBS Group Holdings Ltd.	2,210,070	24,828,682
Fraser and Neave Ltd.	10,242,700	58,129,263
Global Logistic Properties Ltd. (a)	10,927,000	18,133,451
Keppel Corp. Ltd.	8,734,830	77,693,931
M1 Ltd.	11,659,200	22,949,376
Noble Group Ltd.	8,534,071	8,099,802
Oversea-Chinese Banking Corp.	9,334,120	67,406,202
Raffles Medical Group Ltd.	8,996,500	16,779,254
Sembcorp Marine Ltd. (c)	5,289,400	21,642,596
Singapore Press Holdings Ltd. (c)	5,034,860	16,131,045
Singapore Telecommunications Ltd.	27,103,610	68,178,337
United Overseas Bank Ltd.	1,229,450	19,075,397
		479,820,539
South Africa — 0.2%
Life Healthcare Group Holdings Ltd.	9,294,400	32,156,874
Randgold Resources Ltd. — ADR	665,540	59,332,891
		91,489,765
South Korea — 0.9%
Cheil Industries, Inc.	307,311	26,206,323
Hyundai Motor Co.	275,604	65,061,895
KT Corp.	172,000	4,460,320
KT Corp. — ADR	2,280,340	29,302,369
KT&G Corp.	741,301	50,901,412
LG Corp.	438,200	22,178,829
Mando Corp.	56,700	9,029,541
POSCO	74,430	24,657,044
POSCO — ADR	329,750	27,451,688
Samsung Electronics Co. Ltd.	165,422	202,470,133
Samsung Fine Chemicals Co. Ltd. (c)	387,200	18,491,937
		480,211,491
Spain — 0.1%
Telefonica SA	2,572,582	37,566,778
Telefonica SA — ADR	712,094	10,417,935
		47,984,713
Sweden — 0.0%
SKF AB, Class B	727,500	17,235,854
Switzerland — 1.0%
Cie Financiere Richemont SA, Bearer A Shares	328,015	20,303,682
Garmin Ltd.	199,164	9,386,599
Nestle SA, Registered Shares	2,698,930	165,415,402
Novartis AG, Registered Shares	1,735,805	95,844,617
Roche Holding AG	387,447	70,810,008

See Notes to Consolidated Financial Statements.

10	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Switzerland (concluded)
Swisscom AG, Registered Shares	119,120	$44,361,910
TE Connectivity Ltd.	243,223	8,867,911
Transocean Ltd.	333,700	16,815,143
UBS AG, Registered Shares (a)	4,198,310	52,429,290
Zurich Insurance Group AG (a)	158,309	38,786,138
		523,020,700
Taiwan — 0.5%
Cheng Shin Rubber Industry Co. Ltd.	9,484,800	23,512,707
Chunghwa Telecom Co. Ltd.	10,695,973	33,444,346
Chunghwa Telecom Co. Ltd. — ADR (c)	2,094,807	64,897,121
Far EasTone Telecommunications Co. Ltd.	17,621,000	38,130,048
HON HAI Precision Industry Co. Ltd.	7,237,010	22,754,426
Taiwan Semiconductor Manufacturing Co. Ltd.	18,087,824	53,460,984
Yulon Motor Co. Ltd.	14,654,000	23,349,823
		259,549,455
Thailand — 0.3%
PTT Global Chemical PCL	27,707,376	61,947,385
PTT Public Company THB10	3,586,670	40,940,526
Siam Commercial Bank PCL	8,818,183	44,449,378
		147,337,289
Turkey — 0.3%
BIM Birlesik Magazalar AS	970,800	40,490,994
Tupras Turkiye Petrol Rafinerileri AS	1,199,405	25,114,802
Turk Telekomunikasyon AS	6,461,264	28,308,585
Turkcell Iletisim Hizmet AS (a)	2,923,730	14,547,022
Turkiye Garanti Bankasi AS (a)	8,716,465	32,090,012
		140,551,415
United Arab Emirates — 0.0%
NMC Health Plc (a)	5,350,400	18,191,226
United Kingdom — 2.6%
Amlin Plc	1,641,900	8,793,762
Anglo American Plc	1,488,800	57,534,297
Antofagasta Plc	3,682,800	70,919,210
AstraZeneca Plc — ADR	165,000	7,243,500
BG Group Plc	6,845,282	161,515,621
BHP Billiton Plc	1,612,500	51,909,352
BP Plc	9,626,691	69,544,160
BP Plc — ADR	2,159,300	93,735,213
British American Tobacco Plc	757,343	38,843,743
BT Group Plc	25,609,361	87,595,443
Diageo Plc — ADR	1,525,443	154,252,796
Genel Energy Plc (a)	3,278,700	37,513,060
GlaxoSmithKline Plc — ADR	171,700	7,937,691
Glencore International Plc (c)	3,728,200	25,836,473
Guinness Peat Group Plc	36,336,484	14,820,319
HSBC Holdings Plc	7,992,321	72,148,071
Lloyds Banking Group Plc (a)	31,315,820	15,718,719
National Grid Plc	10,594,200	114,401,769
Petropavlovsk Plc	610,529	4,737,044
Rio Tinto Plc	1,312,652	73,580,384
Royal Dutch Shell Plc — ADR	1,298,165	92,870,724
Scottish & Southern Energy Plc	4,432,697	95,052,062
Unilever Plc	729,706	24,928,195
Unilever Plc — ADR	455,600	15,636,192
Vodafone Group Plc	11,372,639	31,479,003
Vodafone Group Plc — ADR	727,820	20,255,231
		1,448,802,034

Common Stocks	Shares	Value
United States — 33.4%
3M Co.	842,639	$75,298,221
Abbott Laboratories	1,799,773	111,693,912
Accenture Plc, Class A	132,024	8,574,959
ACE Ltd.	1,920,418	145,894,155
Activision Blizzard, Inc. (d)	9,370,867	120,603,058
Adobe Systems, Inc. (a)	301,300	10,111,628
The AES Corp. (a)	4,607,479	57,685,637
Aetna, Inc. (f)	2,937,520	129,368,381
Agilent Technologies, Inc.	1,661,461	70,080,425
Alcoa, Inc. (d)	4,172,913	40,602,443
Alliance Data Systems Corp. (a)(c)	78,900	10,137,861
Alliance Resource Partners LP	118,252	7,636,714
The Allstate Corp.	543,894	18,127,987
Altera Corp.	174,400	6,203,408
Altria Group, Inc.	2,078,568	66,950,675
Amdocs Ltd. (a)	269,415	8,621,280
Ameren Corp.	234,000	7,672,860
American Electric Power Co., Inc. (f)	962,270	37,374,567
American Express Co.	545,100	32,820,471
American Tower Corp.	1,232,046	80,797,577
American Water Works Co., Inc.	1,043,378	35,725,263
Ameriprise Financial, Inc.	110,400	5,984,784
AmerisourceBergen Corp.	1,225,019	45,582,957
Amgen, Inc.	119,299	8,483,352
Anadarko Petroleum Corp.	1,842,967	134,923,614
Analog Devices, Inc.	165,300	6,443,394
Apache Corp.	968,176	92,886,805
Apple, Inc. (a)(d)	1,431,956	836,605,973
Applied Materials, Inc. (d)	4,675,700	56,061,643
Arch Capital Group Ltd. (a)	762,271	29,942,005
AT&T, Inc.	10,103,554	332,507,962
Autoliv, Inc.	77,700	4,874,898
Axis Capital Holdings Ltd. (c)	175,041	5,954,895
Bank of America Corp.	16,897,939	137,042,285
The Bank of New York Mellon Corp.	5,560,591	131,507,977
Biogen Idec, Inc. (a)	69,232	9,277,780
BMC Software, Inc. (a)	155,240	6,405,202
The Boeing Co.	1,662,143	127,652,582
BorgWarner, Inc. (a)	412,700	32,619,808
Bristol-Myers Squibb Co.	6,075,562	202,741,504
Bunge Ltd. (c)	123,516	7,966,782
CA, Inc.	3,929,388	103,814,431
Cabot Oil & Gas Corp.	922,777	32,426,384
Calpine Corp. (a)(c)	4,115,257	77,161,069
Capital One Financial Corp.	655,955	36,392,383
Cardinal Health, Inc.	156,380	6,610,183
Celgene Corp. (a)	483,149	35,231,225
CenturyLink, Inc.	572,247	22,065,844
Chevron Corp.	2,651,903	282,586,784
The Chubb Corp.	890,526	65,070,735
Cigna Corp.	926,738	42,843,098
Cisco Systems, Inc. (d)	12,470,627	251,283,134
Citigroup, Inc.	6,815,455	225,182,633
CMS Energy Corp.	1,637,059	37,635,986
CNA Financial Corp.	286,185	8,762,985
Coach, Inc.	116,400	8,515,824
The Coca-Cola Co.	626,353	47,803,261
Coca-Cola Enterprises, Inc.	236,900	7,135,428
Cognizant Technology Solutions Corp. (a)(c)	243,100	17,824,092
Colgate-Palmolive Co.	1,109,422	109,766,213
Comcast Corp., Class A	6,814,914	206,696,342
ConAgra Foods, Inc.	918,625	23,718,897
ConocoPhillips (d)	117,239	8,397,830

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Consol Energy, Inc.	5,910,195	$196,454,882
Constellation Brands, Inc., Class A (a)	743,419	16,057,850
Corning, Inc.	13,174,779	189,058,079
Coventry Health Care, Inc.	183,200	5,494,168
Crown Castle International Corp. (a)(c)	588,817	33,332,930
Crown Holdings, Inc. (a)	688,211	25,450,043
CVS Caremark Corp.	2,005,127	89,468,767
DaVita, Inc. (a)	635,770	56,316,507
Dell, Inc. (a)(d)	4,690,096	76,776,872
Devon Energy Corp.	2,031,663	141,911,661
Diamond Offshore Drilling, Inc.	123,400	8,459,070
Discover Financial Services, Inc.	1,821,712	61,756,037
DISH Network Corp., Class A	826,554	26,424,931
Dominion Resources, Inc.	691,400	36,084,166
The Dow Chemical Co.	2,379,581	80,620,204
Dr. Pepper Snapple Group, Inc.	435,101	17,656,399
E.I. du Pont de Nemours & Co.	1,641,515	87,755,392
Eastman Chemical Co.	153,610	8,290,332
eBay, Inc. (a)	1,211,460	49,730,433
Electronic Arts, Inc. (a)(d)	5,448,698	83,800,975
Eli Lilly & Co.	811,900	33,604,541
EMC Corp. (a)(c)(d)	5,186,124	146,300,558
Endurance Specialty Holdings Ltd.	882,058	35,441,090
Entergy Corp.	319,323	20,934,816
EQT Corp.	1,083,248	53,967,415
Exelon Corp.	1,092,905	42,634,224
Expedia, Inc.	171,417	7,307,507
Express Scripts Holding Co. (a)(c)	734,640	40,985,566
Exxon Mobil Corp.	7,645,338	660,098,483
Fidelity National Financial, Inc., Class A	2,028,686	39,092,779
Fidelity National Information Services, Inc.	266,057	8,958,139
FMC Corp.	1,732,519	191,356,724
Ford Motor Co.	6,280,015	70,838,569
Freeport-McMoRan Copper & Gold, Inc.	1,293,944	49,558,055
Freescale Semiconductor Ltd. (a)(c)	4,279,037	53,102,849
General Dynamics Corp.	933,758	63,028,665
General Electric Co.	17,446,257	341,597,712
General Mills, Inc.	1,946,329	75,692,735
General Motors Co. (a)(c)	2,948,900	67,824,700
Gilead Sciences, Inc. (a)	2,051,640	106,705,796
The Goldman Sachs Group, Inc.	929,842	107,071,306
Google, Inc., Class A (a)	454,386	275,008,039
H.J. Heinz Co.	445,054	23,725,829
Halliburton Co.	1,947,895	66,656,967
Harris Corp.	109,430	4,983,442
HCA Holdings, Inc.	2,546,065	68,540,070
HealthSouth Corp. (a)	1,626,422	36,415,589
Helmerich & Payne, Inc.	151,200	7,770,168
Herbalife Ltd.	145,400	10,224,528
Hewlett-Packard Co.	3,250,420	80,480,399
Hologic, Inc. (a)(c)(h)(i)	3,077,501	58,841,819
Humana, Inc.	854,440	68,936,219
Intel Corp. (d)	7,172,011	203,685,112
International Business Machines Corp. (d)	1,359,232	281,469,763
International Game Technology	1,960,789	30,549,093
International Paper Co.	874,805	29,139,755
Intuit, Inc.	134,930	7,821,892
ITC Holdings Corp.	43,483	3,368,193
Johnson & Johnson	4,930,679	320,937,896
Johnson Controls, Inc.	1,041,400	33,293,558
JPMorgan Chase & Co.	7,111,041	305,632,542
Juniper Networks, Inc. (a)(c)	3,974,169	85,166,442

Common Stocks	Shares	Value
United States (continued)
KBR, Inc.	1,473,236	$49,883,771
KLA-Tencor Corp.	140,400	7,321,860
The Kroger Co.	286,400	6,664,528
L-3 Communications Holdings, Inc.	118,100	8,685,074
Lear Corp.	182,800	7,586,200
Life Technologies Corp. (a)	1,147,216	53,184,934
Limited Brands, Inc.	180,728	8,982,182
Lincoln National Corp.	364,942	9,039,613
Lorillard, Inc.	307,771	41,638,339
Macy’s, Inc.	184,100	7,551,782
Marathon Oil Corp.	2,470,428	72,482,358
Marathon Petroleum Corp.	3,313,996	137,895,374
MasterCard, Inc., Class A	230,408	104,206,626
Mattel, Inc. (d)	2,508,369	84,281,198
McDermott International, Inc. (a)	2,763,516	31,227,731
McDonald’s Corp. (d)	779,142	75,927,388
The McGraw-Hill Cos., Inc.	142,863	7,024,574
McKesson Corp.	901,334	82,390,941
Mead Johnson Nutrition Co. (d)	1,487,340	127,256,810
Medtronic, Inc.	2,677,426	102,277,673
Merck & Co., Inc.	5,561,382	218,228,630
MetLife, Inc.	1,258,041	45,327,217
MetroPCS Communications,Inc. (a)	2,227,500	16,260,750
Mettler-Toledo International, Inc. (a)(c)	186,983	33,529,792
Microsoft Corp.	14,260,216	456,612,116
Motorola Solutions, Inc.	880,139	44,913,493
Murphy Oil Corp.	142,800	7,849,716
Mylan, Inc. (a)	2,741,951	59,527,756
National Oilwell Varco, Inc.	2,199,169	166,609,043
NetApp, Inc. (a)(d)	2,145,522	83,310,619
Newmont Mining Corp.	2,493,438	118,812,321
NextEra Energy, Inc.	1,930,354	124,218,280
Northern Trust Corp.	725,200	34,512,268
NRG Energy, Inc. (a)	1,312,305	22,309,185
Occidental Petroleum Corp.	2,517,177	229,616,886
Oracle Corp.	14,898,876	437,877,966
PACCAR, Inc.	630,288	27,077,172
Parker Hannifin Corp.	96,678	8,477,694
PerkinElmer, Inc.	1,234,090	34,060,884
Perrigo Co.	492,300	51,642,270
Pfizer, Inc.	13,098,987	300,359,772
Philip Morris International, Inc.	1,426,757	127,709,019
Phillips 66 (a)(e)	146,173	4,977,191
Platinum Underwriters Holdings Ltd.	414,667	15,185,106
PPG Industries, Inc.	90,245	9,497,384
PPL Corp.	2,095,406	57,309,354
Praxair, Inc.	294,162	34,034,543
Precision Castparts Corp.	408,122	71,980,477
The Procter & Gamble Co.	2,442,096	155,414,989
The Progressive Corp.	1,165,996	24,835,715
Prudential Financial, Inc.	555,400	33,623,916
PulteGroup, Inc. (a)(c)	5,484,100	53,963,544
QEP Resources, Inc.	2,686,722	82,777,905
QUALCOMM, Inc.	4,102,642	261,912,665
Quicksilver Resources, Inc. (a)(b)(c)(d)	9,682,875	45,509,512
Ralph Lauren Corp. (d)	35,184	6,061,148
Reinsurance Group of America, Inc.	106,500	6,191,910
RenaissanceRe Holdings Ltd. (c)	416,881	32,541,731
Rockwell Automation, Inc.	985,616	76,227,541
Ross Stores, Inc.	112,868	6,951,540
SanDisk Corp. (a)(d)	3,119,392	115,448,698
Sara Lee Corp. (d)	4,899,800	107,991,592

See Notes to Consolidated Financial Statements.

12	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
United States (concluded)
Schlumberger Ltd.		2,841,461	$210,665,919
Simon Property Group, Inc.		295,500	45,979,800
SM Energy Co. (d)		943,789	62,393,891
The Southern Co.		1,808,654	83,089,565
Spirit AeroSystems Holdings, Inc., Class A (a)		2,549,579	63,739,475
The St. Joe Co. (a)(b)		9,229,019	164,553,409
State Street Corp.		2,096,421	96,896,579
Symantec Corp. (a)		3,175,845	52,464,959
Texas Instruments, Inc.		1,651,252	52,740,989
Thermo Fisher Scientific, Inc.		1,045,383	58,175,564
Time Warner Cable, Inc.		513,052	41,275,033
Torchmark Corp.		149,400	7,277,274
The Travelers Cos., Inc.		1,428,712	91,894,756
Union Pacific Corp.		1,300,762	146,257,679
United Technologies Corp.		2,369,242	193,424,917
UnitedHealth Group, Inc.		1,471,300	82,613,495
Universal Health Services, Inc., Class B (d)		705,600	30,136,176
Unum Group		287,088	6,815,469
Urban Outfitters, Inc. (a)		172,600	4,998,496
US Bancorp (d)		4,214,832	135,591,145
Valero Energy Corp.		308,694	7,624,742
Validus Holdings Ltd.		624,683	20,302,198
Vanguard Health Systems, Inc. (a)		1,339,900	11,898,312
Verizon Communications, Inc.		4,224,683	170,592,700
Vertex Pharmaceuticals, Inc. (a)(c)(d)		1,641,103	63,149,643
Viacom, Inc., Class B		892,130	41,385,911
Visa, Inc., Class A		1,029,509	126,609,017
Wal-Mart Stores, Inc.		3,062,302	180,400,211
The Walt Disney Co.		1,610,300	69,420,033
Waters Corp. (a)		675,321	56,801,249
Weatherford International Ltd. (a)		2,303,750	32,874,512
WellPoint, Inc.		1,669,993	113,258,925
Wells Fargo & Co.		6,296,703	210,498,781
Western Digital Corp. (a)		212,363	8,241,808
The Western Union Co.		297,400	5,466,212
Whiting Petroleum Corp. (a)(d)		2,306,442	131,928,482
Wyndham Worldwide Corp.		142,600	7,178,484
XL Group Plc		4,925,582	105,949,269
			18,335,375,032
Total Common Stocks — 59.7%			32,760,164,384

Fixed Income Securities
		Par
Asset-Backed Securities		(000)
United States – 0.1%
Dominos Pizza Master Issuer LLC, Series
2012-1A, Class A2, 5.22%, 1/25/42 (g)	USD	29,782	30,921,740

Corporate Bonds
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora
Norte, 9.75%, 10/25/22 (g)		6,575	3,714,875
Australia — 0.2%
FMG Resources August 2006 Ltd.,
6.00%, 4/01/17 (g)		22,563	22,957,853
TFS Corp. Ltd., 11.00%, 7/15/18 (g)		58,050	57,321,272
			80,279,125

Corporate Bonds		Par (000)	Value
Brazil — 0.4%
Banco Bradesco SA/Cayman Islands,
4.50%, 1/12/17 (g)	USD	39,139	$40,704,560
Banco Santander Brasil SA,
4.63%, 2/13/17 (g)		50,050	49,486,938
Hypermarcas SA, 6.50%, 4/20/21 (g)		19,928	19,031,240
Odebrecht Drilling Norbe VIII/IX Ltd.,
6.35%, 6/30/21 (g)		29,827	31,766,053
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (g)		55,411	57,488,912
Petrobras International Finance Co. — Pifco,
3.50%, 2/06/17		33,396	34,323,040
			232,800,743
Canada — 0.2%
Bank of Nova Scotia, 2.55%, 1/12/17		42,906	44,580,793
The Toronto-Dominion Bank,
2.38%, 10/19/16		36,741	37,864,356
Viterra, Inc., 5.95%, 8/01/20 (g)		15,219	16,817,573
			99,262,722
Chile — 0.1%
Banco Santander Chile,
2.47%, 2/14/14 (g)(j)		33,200	33,165,638
Inversiones Alsacia SA, 8.00%, 8/18/18 (g)		40,400	39,649,622
			72,815,260
China — 0.1%
Celestial Nutrifoods Ltd.,
0.00%, 6/12/11 (a)(i)(k)	SGD	89,400	2,167,272
China Milk Products Group Ltd.,
0.00%, 1/05/12 (k)	USD	39,800	7,960,000
China Petroleum & Chemical Corp.,
Series SINO, 12.17%, 4/24/14 (i)(l)	HKD	162,180	24,404,394
			34,531,666
France — 0.0%
Numericable Finance & Co. SCA,
12.38%, 2/15/19 (g)	EUR	5,465	7,053,172
Hong Kong — 0.2%
FU JI Food and Catering Services Holdings
Ltd., 0.00%, 10/18/10 (a)(i)(k)	CNY	190,300	1,809,451
Hutchison Whampoa International 11 Ltd.,
3.50%, 1/13/17 (g)	USD	33,472	34,478,671
Sun Hung Kai Properties Capital Market
Ltd., 4.50%, 2/14/22		19,961	19,533,056
Wharf Finance 2014 Ltd.,
2.30%, 6/07/14 (i)	HKD	248,000	31,133,251
			86,954,429
India — 0.3%
REI Agro Ltd. (i):
5.50%, 11/13/14 (g)	USD	8,353	5,646,879
5.50%, 11/13/14 (g)		46,977	31,757,626
Suzlon Energy Ltd. (i)(l):
875.45%, 6/12/12		3,410	4,160,200
100.81%, 10/11/12		39,502	40,884,570
13.00%, 7/25/14		37,920	32,232,000
Tata Steel Ltd., 1.00%, 9/05/12 (i)		28,200	34,404,000
			149,085,275
Indonesia — 0.0%
Bumi Investment Property Ltd.,
10.75%, 10/06/17 (g)		22,723	24,427,225

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Ireland — 0.0%
Ono Finance II Plc, 10.88%, 7/15/19 (g)	USD	5,695	$4,840,750
Luxembourg — 0.3%
Evraz Group SA, 9.50%, 4/24/18 (g)		22,010	23,971,091
Gaz Capital SA, 2.89%, 11/15/12	JPY	1,800,000	22,489,742
Intelsat Jackson Holdings SA,
7.50%, 4/01/21 (g)	USD	41,664	43,747,200
Matterhorn Mobile SA, 6.75%, 5/15/19 (g)	CHF	5,000	5,625,792
Subsea 7 SA, Series ACY,
2.25%, 10/11/13 (i)	USD	12,300	15,018,300
TNK-BP Finance SA:
7.50%, 7/18/16 (g)		14,345	16,120,193
6.63%, 3/20/17		14,742	16,289,910
Series 2, 7.50%, 7/18/16		4,413	4,959,109
			148,221,337
Malaysia — 0.0%
Paka Capital Ltd., 8.05%, 3/12/13 (i)(l)		22,000	22,295,900
Mexico — 0.1%
BBVA Bancomer SA, 6.50%, 3/10/21 (g)		16,109	16,270,090
Petroleos Mexicanos, 6.00%, 3/05/20		31,105	35,692,987
			51,963,077
Netherlands — 0.4%
Bio City Development Co. BV,
8.00%, 7/06/18 (g)(i)		142,200	141,844,500
New World Resources NV, 7.88%, 5/01/18	EUR	15,923	21,077,280
Portugal Telecom International Finance BV,
Series PTC, 4.13%, 8/28/14 (i)		13,250	16,179,755
Rabobank Nederland Utrecht,
3.38%, 1/19/17	USD	49,980	51,571,363
			230,672,898
Singapore — 0.8%
CapitaLand Ltd. (i):
2.10%, 11/15/16	SGD	70,750	56,309,396
3.13%, 3/05/18		69,250	58,235,305
2.95%, 6/20/22		151,000	115,410,734
Keppel Land Ltd., 2.50%, 6/23/13 (i)		29,400	23,727,879
Olam International Ltd.,
6.00%, 10/15/16 (i)	USD	69,300	79,868,250
Oversea-Chinese Banking Corp. Ltd.,
1.63%, 3/13/15 (g)		33,169	33,301,178
Wilmar International Ltd.,
39.89%, 12/18/12 (i)(l)		27,300	32,309,550
Yanlord Land Group Ltd.,
9.50%, 5/04/17 (g)		15,172	13,996,170
Ying Li International Real Estate Ltd.,
4.00%, 3/03/15 (i)	SGD	66,750	47,466,667
			460,625,129
South Korea — 0.3%
Zeus Cayman, 4.70%, 8/19/13 (i)(l)	JPY	8,524,000	104,895,166
Zeus Cayman II, 1.42%, 8/18/16 (i)(l)		2,682,000	33,025,316
			137,920,482
Spain — 0.0%
Nara Cable Funding, Ltd.,
8.88%, 12/01/18 (g)	EUR	18,920	22,539,969
Sweden — 0.1%
Nordea Bank AB, 3.13%, 3/20/17 (g)	USD	33,434	33,754,966

Corporate Bonds		Par (000)	Value
Switzerland — 0.1%
UBS AG, Series BKNT, 5.88%, 12/20/17	USD	26,508	$29,383,137
United Arab Emirates — 0.4%
Dana Gas Sukuk Ltd., 7.50%, 10/31/12 (i)		239,790	183,169,586
Pyrus Ltd. (i):
7.50%, 12/20/15		3,300	3,423,750
7.50%, 12/20/15 (g)		46,200	47,932,500
			234,525,836
United Kingdom — 0.4%
Anglo American Plc, Series AAL,
4.00%, 5/07/14 (i)		13,500	19,392,750
Essar Energy Investment Ltd.,
4.25%, 2/01/16 (i)		4,300	2,782,100
Essar Energy Plc, 4.25%, 2/01/16		49,800	33,615,000
Lloyds TSB Bank Plc, 13.00% (j)(k)(m)	GBP	59,742	120,224,544
OTE Plc, 7.25%, 4/08/14	EUR	7,468	7,903,373
Petropavlovsk 2010 Ltd.,
4.00%, 2/18/15 (i)	USD	17,500	15,400,000
Vodafone Group Plc, 1.63%, 3/20/17		33,194	33,060,660
			232,378,427
United States — 1.8%
Ally Financial, Inc., 4.50%, 2/11/14		23,260	23,492,600
American Express Credit Corp., Series MTN,
2.38%, 3/24/17		33,202	33,855,482
Building Materials Corp. of America,
6.88%, 8/15/18 (g)		10,633	11,164,650
Calpine Corp., 7.88%, 7/31/20 (g)		10,860	11,837,400
Capsugel Finance Co. SCA,
9.88%, 8/01/19 (g)	EUR	9,924	14,450,042
Citigroup Funding, Inc., 11/27/12	USD	66,400	65,391,653
Consol Energy, Inc., 8.00%, 4/01/17		52,871	55,778,905
Crown Cork & Seal Co., Inc.,
7.50%, 12/15/96		5,827	4,938,383
DaVita, Inc.:
6.38%, 11/01/18		15,998	16,797,900
6.63%, 11/01/20		19,549	20,453,141
DJO Finance LLC, 9.75%, 10/15/17		4,020	2,984,850
Electronic Arts, Inc., 0.75%, 7/15/16 (g)(i)		18,199	16,743,080
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		8,711	9,712,765
8.00%, 12/15/16		9,447	11,284,262
6.63%, 8/15/17		13,227	15,203,484
General Electric Capital Corp.,
5.63%, 5/01/18		33,185	38,462,212
Gilead Sciences, Inc. (i):
1.63%, 5/01/16		49,797	65,856,533
Series B, 0.63%, 5/01/13		7,850	10,931,125
The Hertz Corp., 7.50%, 10/15/18		5,059	5,425,778
Hewlett-Packard Co., 2.60%, 9/15/17		43,167	43,228,599
Hologic, Inc., 2.00%, 12/15/37 (i)(n)		89,224	96,138,860
Hughes Satellite Systems Corp.:
6.50%, 6/15/19		32,915	35,219,050
7.63%, 6/15/21		9,467	10,259,861
JPMorgan Chase Bank NA,
0.80%, 6/13/16 (j)		43,368	40,512,477
Linn Energy LLC, 7.75%, 2/01/21		21,232	22,399,760
Mylan, Inc., 3.75%, 9/15/15 (i)		50,407	88,401,276
NB Capital Trust II, 7.83%, 12/15/26		3,685	3,703,425
Phibro Animal Health Corp.,
9.25%, 7/01/18 (g)		4,575	4,529,250
Phillips 66, 2.95%, 5/01/17 (g)		3,453	3,543,199

See Notes to Consolidated Financial Statements.

14	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United States (concluded)
Reliance Holdings USA, Inc. (g):
4.50%, 10/19/20	USD	23,331	$22,479,115
5.40%, 2/14/22		9,888	9,913,205
Samson Investment Co.,
9.75%, 2/15/20 (g)		13,344	13,927,800
SM Energy Co., 3.84%, 4/01/27 (i)		30,116	36,478,005
SunGard Data Systems, Inc.,
7.38%, 11/15/18		28,458	30,378,915
Take-Two Interactive Software, Inc. (i):
4.38%, 6/01/14		12,408	17,914,050
1.75%, 12/01/16 (g)		28,675	28,925,906
Texas Industries, Inc., 9.25%, 8/15/20		42,330	41,271,750
			983,988,748
Total Corporate Bonds — 6.2%			3,384,035,148

Floating Rate Loan Interests (j)
United States — 0.2%
Obsidian Natural Gas Trust, Term Loan,
7.00%, 11/02/15		79,828	80,426,873
Vodafone Americas Finance 2, Inc.,
Term Loan B, 6.25%, 7/11/16		42,457	42,881,128
			123,308,001
Total Floating Rate Loan Interests — 0.2%			123,308,001

Foreign Agency Obligations
Australia Government Bond:
4.75%, 11/15/12	AUD	165,240	173,321,917
5.50%, 12/15/13		150,000	162,416,032
5.75%, 5/15/21		234,347	284,740,668
5.75%, 7/15/22		66,505	81,390,303
5.50%, 4/21/23		133,452	160,507,157
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/15	BRL	111,089	134,463,348
Series F, 10.00%, 1/01/17		580,488	303,320,554
Series F, 10.00%, 1/01/21		688,199	348,588,037
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	395,899	618,707,937
3.50%, 7/04/19		310,064	477,809,946
Canadian Government Bond:
4.00%, 6/01/16	CAD	60,628	67,236,719
1.50%, 3/01/17		99,722	100,393,308
3.50%, 6/01/20		73,538	83,068,870
Hong Kong Government Bond:
4.13%, 2/22/13	HKD	306,650	40,791,467
2.03%, 3/18/13		524,100	68,645,876
1.67%, 3/24/14		197,900	26,179,354
3.51%, 12/08/14		518,200	72,326,858
1.69%, 12/22/14		259,100	34,593,264
Malaysia Government Bond:
Series 0108, 3.46%, 7/31/13	MYR	195,681	64,985,557
Series 0109, 2.51%, 8/27/12		671,537	221,539,524
Netherlands Government Bond,
1.00%, 2/24/17 (g)	USD	66,269	64,936,767

Foreign Agency Obligations		Par (000)	Value
Poland Government Bond,
3.00%, 8/24/16	PLN	188,380	$76,709,756
Poland Government International Bond,
5.00%, 3/23/22	USD	15,363	16,438,410
United Kingdom Gilt:
4.00%, 9/07/16	GBP	49,499	90,833,637
4.75%, 3/07/20		349,564	694,100,205
Vietnam Government International Bond:
6.75%, 1/29/20	USD	13,355	14,506,869
6.75%, 1/29/20		312	338,910
Total Foreign Agency Obligations — 8.2%			4,482,891,250

Non-Agency Mortgage-Backed Securities — 0.1%
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN,
1.99%, 11/15/15 (g)(j)		52,187	48,961,937

US Treasury Obligations
US Treasury Notes:
0.63%, 7/31/12		63,713	63,792,741
2.25%, 1/31/15 (f)		88,671	93,208,262
2.38%, 2/28/15 (f)(o)		397,163	419,286,171
2.50%, 3/31/15 (f)		489,360	519,141,960
2.25%, 3/31/16		536,088	570,891,373
0.88%, 1/31/17		83,066	83,506,844
1.00%, 3/31/17		112,712	113,838,615
1.38%, 9/30/18		287,579	291,173,636
1.75%, 10/31/18		33,387	34,558,563
1.25%, 1/31/19		33,288	33,277,614
3.50%, 5/15/20 (f)		897,204	1,031,013,902
2.63%, 8/15/20		636,985	687,545,145
2.00%, 2/15/22		82,924	83,546,031
Total US Treasury Obligations — 7.3%			4,024,780,857
Total Fixed Income Securities — 22.1%			12,094,898,933

Investment Companies (a)		Shares
United States — 2.1%
ETFS Gold Trust (b)		1,355,000	223,466,600
ETFS Palladium Trust (b)		462,500	31,177,125
ETFS Platinum Trust (b)		390,600	60,367,230
iShares Gold Trust (p)		12,437,367	201,858,467
SPDR Gold Shares		3,865,732	625,784,696
			1,142,654,118
Vietnam — 0.0%
Vinaland Ltd.		9,792,977	5,523,239
Total Investment Companies — 2.1%			1,148,177,357

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Securities
Capital Trusts		Par (000)	Value
Germany — 0.0%
Deutsche Bank Capital Funding Trust,
5.63% (g)(j)(m)	USD	7,870	$6,453,400
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd.,
7.88%, 2/24/41 (j)		32,913	32,501,587
United States — 0.0%
US Bancorp, Series G, 6.00%, 12/31/49 (j)		663	17,114,740
BAC Capital Trust XI, 6.63%, 5/23/36		9,502	9,822,740
JPMorgan Chase Capital XXV, Series Y,
6.80%, 10/01/37		4,512	4,534,560
			31,472,040
Total Capital Trusts — 0.1%			70,427,027

Preferred Stocks		Shares
Switzerland — 0.0%
UBS AG, 9.38% (i)		1,476,566	20,937,706
United Kingdom — 0.1%
HSBC Holdings Plc, 8.00%		1,352,200	37,131,412
United States — 0.7%
Chesapeake Energy Corp., 5.75% (g)(i)		99,433	85,760,963
General Motors Co., 4.75% (i)		1,595,650	62,294,176
Health Care Reit, Inc., 6.50% (i)		693,708	37,030,133
PPL Corp. (i):
9.50%,		755	40,330,592
8.75%,		678	34,887,996
SandRidge Energy, Inc., 7.00% (i)		263,300	32,385,900
US Bancorp, 6.50% (j)		1,336,091	36,154,623
Wells Fargo & Co., Series L, 7.50% (i)		23,542	26,367,746
			355,212,129
Total Preferred Stocks — 0.8%			413,281,247

Trust Preferreds
United States — 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40		1,348,600	35,249,454
GMAC Capital Trust I, Series 2,
8.13%, 2/15/40		2,855,000	67,152,971
Omnicare Capital, 4.00%, 6/15/33 (i)		461,865	21,266,317
			123,668,742
Total Trust Preferreds — 0.2%			123,668,742
Total Preferred Securities — 1.1%			607,377,016

Rights
Brazil — 0.0%
Cia Brasil (Expires 5/31/12)		14,764	21,997

Warrants (q)		Shares	Value
Australia — 0.0%
TFS Corp. Ltd. (Expires 7/15/18)		21,478,500	$1,336,435
Canada — 0.0%
Kinross Gold Corp. (Expires 9/13/13) (c)		560,413	277,980
United States — 0.0%
Ford Motor Co. (Expires 1/01/13)		3,710,415	9,053,413
Total Warrants — 0.0%			10,667,828
Total Long-Term Investments
(Cost — $40,528,378,916) — 85.0%			46,621,307,515

Short-Term Securities		Par (000)
Foreign Agency Obligations
Japan Treasury Discount Bill,
0.10%, 5/14/12 (r)	JPY	10,230,000	128,126,811
Mexico Cetes (r):
4.48%, 5/03/12	MXN	1,332,000	102,232,563
4.36%, 7/26/12		867,414	65,915,010
4.40%, 7/26/12		331,740	25,206,962
4.41%, 7/26/12		666,486	50,640,541
4.45%, 8/23/12		437,543	33,137,484
4.37%, 9/06/12		1,397,303	105,653,202
4.38%, 9/06/12		534,845	40,439,405
4.52%, 10/18/12		1,330,120	100,031,088
Singapore Treasury Bill (r):
0.31%, 5/03/12	SGD	133,418	107,810,701
0.22%, 7/26/12		140,745	113,674,217
0.20%, 8/02/12		206,189	166,534,065
Total Foreign Agency Obligations — 1.9%			1,039,402,049
		Beneficial Interest (000)
Money Market Funds — 0.7%
BlackRock Liquidity Series LLC,
Money Market Series, 0.26% (p)(s)(t)	USD	369,523	369,523,071
Time Deposits		Par (000)
Australia — 0.0%
JPMorgan Chase & Co., 3.19%, 5/01/12	AUD	5,599	5,833,817
Canada — 0.0%
Brown Brothers Harriman & Co.,
0.20%, 5/01/12	CAD	90	90,641
Europe — 0.0%
Brown Brothers Harriman & Co.,
0.05%, 5/01/12	EUR	7,184	9,509,899
Hong Kong — 0.0%
Brown Brothers Harriman & Co.,
0.01%, 5/01/12	HKD	253	32,633
South Africa — 0.0%
Brown Brothers Harriman & Co.,
4.20%, 5/01/12	ZAR	5,297	681,420

See Notes to Consolidated Financial Statements.

16	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Time Deposits		Par (000)	Value
Switzerland — 0.0%
Brown Brothers Harriman & Co.,
0.01%, 5/01/12	CHF	2,691	$2,965,080
United States — 0.0%
Brown Brothers Harriman & Co.,
0.08%, 5/01/12	USD	938	937,941
Total Time Deposits — 0.0%			20,051,431

US Treasury Obligations
US Treasury Bills (r):
0.06% – 0.07%, 5/03/12		85,570	85,569,672
0.06% – 0.08%, 5/10/12		380,420	380,413,904
0.01% – 0.10%, 5/17/12		539,715	539,697,259
0.02% – 0.09%, 5/24/12		859,760	859,725,167
0.04% – 0.12%, 5/31/12		267,270	267,246,556
0.03% – 0.08%, 6/07/12		1,172,170	1,172,086,186
0.03% – 0.10%, 6/14/12		940,575	940,496,946
0.04% – 0.10%, 6/21/12		1,217,570	1,217,440,304
0.05% – 0.09%, 6/28/12		397,850	397,799,302
0.07%, 7/05/12		64,000	63,991,360
0.06% – 0.09%, 7/12/12		727,670	727,549,934
0.07% – 0.09%, 7/19/12		691,300	691,181,365
0.09% – 0.10%, 8/02/12		151,560	151,522,868
Total US Treasury Obligations — 13.6%			7,494,720,823
Total Short-Term Securities
(Cost — $8,925,665,506) — 16.2%			8,923,697,374

Options Purchased		Contracts
Exchange-Traded Call Options — 0.0%
Apple, Inc., Strike Price USD 600.00,
Expires 5/19/12		39	36,855
Goldcorp, Inc., Strike Price USD 40.00,
Expires 10/20/12		7,647	2,064,690
Intel Corp., Strike Price USD 27.00,
Expires 7/21/12		21,715	4,104,135
Microsoft Corp., Strike Price USD 32.00,
Expires 5/19/12		2,325	105,788
SPDR Gold Trust:
Strike Price USD 165.00,
Expires 9/22/12		10,395	6,107,062
Strike Price USD 175.00,
Expires 12/22/12		10,998	5,993,910
			18,412,440
Exchange-Traded Put Options — 0.0%
ConocoPhillips, Strike Price USD 70.00,
Expires 1/19/13		39,791	20,492,365
FedEx Corp., Strike Price USD 82.50,
Expires 10/20/12		2,720	1,060,800
Mead Johnson Nutrition Corp., Strike
Price USD 65.00, Expires 5/19/12		1,606	10,439
S&P 500 Index, Strike Price USD 1,370.00,
Expires 5/19/12		1,327	1,300,460
Union Pacific Corp., Strike Price
USD 105.00, Expires 5/19/12		6,430	350,435
			23,214,499

Options Purchased	Contracts	Value
Over-the-Counter Call Options — 0.1%
DAX 30 Index, Strike Price USD 7,258.78,
Expires 9/21/12, Broker Goldman Sachs
International	9,332	$1,509,609
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 102.90, Expires
6/15/12, Broker Deutsche Bank AG	555,510	19,992
Strike Price USD 104.71, Expires
6/15/12, Broker Goldman Sachs
International	1,187,000	22,451
Strike Price USD 99.43, Expires
7/12/12, Broker Credit Suisse
International	1,710,035	528,656
Strike Price USD 86.70, Expires
9/21/12, Broker JPMorgan Chase
Bank NA	585,477	4,101,813
Nikkei 225 Index, Strike Price USD 9,774.71,
Expires 12/14/12, Broker Citibank NA	11,295	5,241,538
S&P 500 Index:
Strike Price USD 1,410.47, Expires
8/17/12, Broker JPMorgan Chase
Bank NA	79,100	3,109,581
Strike Price USD 1,412.15, Expires
8/17/12, Broker UBS AG	38,517	1,479,798
Strike Price USD 1,425.00, Expires
9/21/12, Broker Bank of America NA	98,356	3,874,767
Taiwan Taiex Index:
Strike Price TWD 9,041.74, Expires
9/19/12, Broker JPMorgan Chase
Bank NA	172,940	34,700
Strike Price TWD 9,047.46, Expires
9/19/12, Broker Citibank NA	258,634	51,197
Strike Price TWD 8,818.93, Expires
3/20/13, Broker Citibank NA	176,273	499,613
Strike Price TWD 8,807.55, Expires
6/19/13, Broker Credit Suisse
International	176,500	795,618
Strike Price TWD 8,646.24, Expires
9/18/13, Broker Credit Suisse
International	148,234	912,813
Strike Price TWD 8,807.55, Expires
9/18/13, Broker Credit Suisse
International	88,250	465,211
Strike Price TWD 8,646.11, Expires
12/18/13, Broker JPMorgan Chase
Bank NA	296,007	1,823,020
Tokyo Stock Price Index, Strike Price
JPY 825.00, Expires 6/08/12,
Broker Morgan Stanley International	14,857,297	1,656,056
		26,126,433
Over-the-Counter Put Options — 0.1%
CAC 40 Index:
Strike Price EUR 2,850.00, Expires
5/18/12, Broker JPMorgan Chase
Bank NA	38,313	180,206
Strike Price EUR 2,850.00, Expires
5/18/12, Broker UBS AG	38,357	180,413
Strike Price EUR 3,350.00, Expires
5/18/12, Broker JPMorgan Chase
Bank NA	38,313	7,039,536
Strike Price EUR 3,350.00, Expires
5/18/12, Broker UBS AG	38,357	7,047,620
Strike Price EUR 2,700.00, Expires
6/08/12, Broker Goldman Sachs
International	31,384	291,722

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	17

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased		Contracts	Value

Over-the-Counter Put Options (concluded)
CAC 40 Index (concluded):
Strike Price EUR 3,100.00, Expires
6/08/12, Broker Goldman Sachs
International		31,384	$2,290,831
Strike Price EUR 2,700.00, Expires
6/15/12, Broker Morgan Stanley
International		41,974	523,083
Strike Price EUR 2,750.00, Expires
6/15/12, Broker UBS AG		31,627	502,344
Strike Price EUR 3,100.00, Expires
6/15/12, Broker Morgan Stanley
International		41,974	3,487,644
Strike Price EUR 3,150.00, Expires
6/15/12, Broker UBS AG		31,627	3,275,867
DAX 30 Index:
Strike Price EUR 5,500.00, Expires
5/18/12, Broker BNP Paribas SA		9,924	4,441
Strike Price EUR 6,500.00, Expires
5/18/12, Broker BNP Paribas SA		9,924	443,116
Strike Price EUR 5,850.00, Expires
5/18/12, Broker JPMorgan Chase Bank		9,935	22,939
Strike Price EUR 6,850.00, Expires
5/18/12, Broker JPMorgan Chase Bank		9,935	1,712,964
FedEx Corp.:
Strike Price USD 82.50, Expires
10/19/12, Broker Credit Suisse
International		138,880	541,632
Strike Price USD 82.50, Expires
10/19/12, Broker Deutsche Bank AG		555,520	2,149,458
Mead Johnson Nutrition Corp., Strike
Price USD 80.00, Expires 8/17/12,
Broker Morgan Stanley International		1,487,340	3,331,642
Russell 2000 Index:
Strike Price USD 701.68, Expires
5/18/12, Broker Morgan Stanley
International		69,602	25,217
Strike Price USD 785.75, Expires
6/12/12, Broker Credit Suisse
International		115,102	1,571,751
Strike Price USD 782.56, Expires
7/20/12, Broker BNP Paribas SA		57,686	1,333,037
Strike Price USD 807.90, Expires
8/17/12, Broker BNP Paribas SA		80,142	3,098,620
Strike Price USD 800.00, Expires
9/13/12, Broker Bank of America NA		136,306	5,670,183
Strike Price USD 804.79, Expires
10/19/12, Broker JPMorgan Chase
Bank NA		80,039	4,071,380
			48,795,646
		Notional Amount (000)
Over-the-Counter Interest Rate Put Swaptions — 0.0%
Pay a fixed rate of 3.00% and receive a
floating rate based on 6-month LIBOR,
expiring 8/17/22, Broker Deutsche
Bank AG	JPY	19,904,958	1,937
Total Options Purchased
(Cost — $207,174,669) — 0.2%			116,550,955
Total Investments Before Structured
Options and Options Written
(Cost — $49,661,219,091) — 101.4%			55,661,555,844

Over-the-Counter Structured Options	Units	Value
United States — (0.0)%
Taiwan Taiex Index:
Initial Reference Strike Price 8,775.89,
One written put strike 7,345.42,
1.45 call strike 8,775.89, Expires
12/19/12, Broker Citibank NA	175,727	$(3,047,772)
Initial Reference Strike Price TWD 8,571.82,
One written put strike USD 243.41,
One call strike USD 290.81, Expires
12/19/12, Broker Citibank NA	179,295	(2,426,686)
Total Over-the-Counter Structured Options
(Premiums Received — $0) — (0.0)%		(5,474,458)

Options Written	Contracts
Exchange-Traded Call Options — (0.2)%
Activision Blizzard, Inc., Strike Price USD 12.50,
Expires 1/19/13	12,968	(1,711,776)
Alcoa, Inc., Strike Price USD 10.00,
Expires 1/19/13	41,729	(3,922,526)
Apple, Inc.:
Strike Price USD 660.00, Expires 5/19/12	39	(4,095)
Strike Price USD 450.00, Expires 1/19/13	3,114	(47,184,885)
Applied Materials, Inc., Strike Price USD 12.00,
Expires 7/21/12	46,757	(2,337,850)
Cisco Systems, Inc., Strike Price USD 20.00,
Expires 1/19/13	15,260	(2,723,910)
Dell, Inc., Strike Price USD 15.00,
Expires 1/19/13	6,456	(1,555,896)
Electronic Arts, Inc., Strike Price USD 20.00,
Expires 1/19/13	14,606	(993,208)
EMC Corp., Strike Price USD 25.00,
Expires 1/19/13	7,547	(3,320,680)
Goldcorp, Inc., Strike Price USD 48.00,
Expires 10/20/12	7,647	(573,525)
International Business Machines Corp.,
Strike Price USD 200.00, Expires 1/19/13	2,764	(4,588,240)
Mattel, Inc., Strike Price USD 35.00,
Expires 1/19/13	4,423	(663,450)
McDonald’s Corp., Strike Price USD 105.00,
Expires 1/19/13	2,597	(512,907)
NetApp, Inc., Strike Price USD 42.00,
Expires 1/19/13	14,428	(4,869,450)
Ralph Lauren Corp., Strike Price USD 175.00,
Expires 5/19/12	351	(97,402)
Sandisk Corp., Strike Price USD 40.00,
Expires 7/21/12	7,497	(1,000,850)
Sara Lee Corp., Strike Price USD 22.00,
Expires 1/19/13	32,738	(4,747,010)
SM Energy Corp., Strike Price USD 85.00,
Expires 5/19/12	2,671	(66,775)
Universal Health Services, Inc.,
Strike Price USD 40.00, Expires 7/21/12	7,056	(2,892,960)
US Bancorp, Strike Price USD 30.00,
Expires 6/16/12	8,915	(2,215,378)
Valeant Pharmaceuticals International, Inc.,
Strike Price USD 50.00, Expires 1/19/13	2,882	(3,141,380)
Vertex Pharmaceuticals, Inc.:
Strike Price USD 35.00, Expires 7/21/12	8,581	(4,976,980)
Strike Price USD 40.00, Expires 1/19/13	7,830	(4,815,450)

See Notes to Consolidated Financial Statements.

18	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Whiting Petroleum Corp.:
Strike Price USD 52.50, Expires 1/19/13	7,421	$(7,606,525)
Strike Price USD 72.50, Expires 1/19/13	3,208	(697,740)
		(107,220,848)
Exchange-Traded Put Options — (0.0)%
Apple, Inc., Strike Price USD 565.00,
Expires 5/19/12	39	(33,150)
ConocoPhillips, Strike Price USD 55.00,
Expires 1/19/13	39,791	(5,351,890)
Goldcorp, Inc., Strike Price USD 36.00,
Expires 10/20/12	7,647	(1,896,456)
Intel Corp., Strike Price USD 25.00,
Expires 7/21/12	21,715	(618,877)
Mattel, Inc., Strike Price USD 25.00,
Expires 1/19/13	21,504	(1,021,440)
Quicksilver Resources, Inc.,
Strike Price USD 6.00, Expires 6/16/12	12,841	(1,829,843)
S&P 500 Index, Strike Price USD 1,270.00,
Expires 5/19/12	1,327	(145,970)
		(10,897,626)
Over-the-Counter Call Options — (0.0)%
DAX 30 Index, Strike Price USD 7,828.10,
Expires 9/21/12, Broker Goldman
Sachs International	9,332	(356,447)
FedEx Corp.:
Strike Price USD 90.00, Expires
1/18/13, Broker Credit Suisse
International	205,752	(1,354,875)
Strike Price USD 90.00, Expires
1/18/13, Broker Deutsche Bank AG	277,448	(1,865,838)
Mattel, Inc., Strike Price USD 33.00, Expires
1/18/13, Broker Morgan Stanley
International	387,200	(886,133)
Mead Johnson Nutrition Co.,
Strike Price USD 100.00, Expires 1/18/13,
Broker Morgan Stanley International	1,487,340	(2,692,085)
MSCI Europe Excluding United Kingdom
Index, Strike Price USD 113.85, Expires
7/12/12, Broker Credit Suisse International	1,710,035	(4,496)
Nikkei 225 Index, Strike Price JPY 10,828.27,
Expires 12/14/12, Broker Citibank NA	11,295	(1,546,003)
Russell 2000 Index:
Strike Price USD 786.96, Expires
5/18/12, Broker Morgan Stanley
International	69,602	(2,418,573)
Strike Price USD 804.63, Expires
6/12/12, Broker Credit Suisse
International	115,102	(3,420,428)
Strike Price USD 813.83, Expires
7/20/12, Broker BNP Paribas Securities	57,686	(1,961,494)
Strike Price USD 877.51, Expires
8/17/12, Broker BNP Paribas SA	80,142	(964,150)
Strike Price USD 833.69, Expires
9/13/12, Broker Bank of America NA	136,306	(4,641,445)
Strike Price USD 894.56, Expires
10/19/12, Broker JPMorgan Chase
Bank NA	80,039	(1,267,615)

Options Written	Contracts	Value
Over-the-Counter Call Options (concluded)
Unilever NV CVA, Strike Price EUR 26.00,
Expires 6/15/12, Broker Morgan Stanley
International	1,103,880	$(791,844)
		(24,171,426)
Over-the-Counter Put Options — (0.2)%
CAC 40 Index:
Strike Price EUR 3,100.00, Expires
5/18/12, Broker JPMorgan Chase Bank NA	76,626	(2,853,797)
Strike Price EUR 3,100.00, Expires
5/18/12, Broker UBS AG	76,714	(2,857,075)
Strike Price EUR 2,900.00, Expires
6/08/12, Broker Goldman Sachs
International	62,768	(1,658,152)
Strike Price EUR 2,900.00, Expires
6/15/12, Broker Morgan Stanley & Co.	83,948	(2,747,930)
Strike Price EUR 2,950.00, Expires
6/15/12, Broker UBS AG	63,254	(2,626,815)
DAX 30 Index:
Strike Price EUR 6,000.00, Expires
5/18/12, Broker BNP Paribas	19,848	(92,449)
Strike Price EUR 6,350.00, Expires
5/18/12, Broker JPMorgan Chase Bank NA	19,870	(460,810)
FedEx Corp., Strike Price USD 65.00, Expires
10/19/12, Broker Deutsche Bank AG	277,760	(248,595)
Mead Johnson Nutrition Co., Strike
Price USD 60.00, Expires 1/17/14,
Broker Morgan Stanley International	1,487,340	(1,412,973)
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 98.12, Expires
6/15/12, Broker Deutsche Bank AG	555,510	(4,210,422)
Strike Price USD 99.84, Expires
6/15/12, Broker Goldman Sachs
International	1,187,000	(10,914,509)
Strike Price USD 92.97, Expires
7/12/12, Broker Credit Suisse
International	1,710,035	(7,144,747)
Nikkei 225 Index, Strike Price USD 8,877.23,
Expires 12/14/12, Broker Citibank NA	11,295	(4,029,564)
Russell 2000 Index:
Strike Price USD 611.72, Expires
5/18/12, Broker Morgan Stanley
International	69,602	(525)
Strike Price USD 703.04, Expires
6/12/12, Broker Credit Suisse
International	115,102	(313,225)
Strike Price USD 700.19, Expires
7/20/12, Broker BNP Paribas SA	57,686	(442,448)
Strike Price USD 725.04, Expires
8/17/12, Broker BNP Paribas SA	80,142	(1,258,037)
Strike Price USD 700.00, Expires
9/13/12, Broker Bank of America NA	136,306	(2,158,633)
Strike Price USD 730.12, Expires
10/19/12, Broker JPMorgan Chase
Bank NA	80,039	(2,191,777)
S&P 500 Index:
Strike Price USD 1,240.54, Expires
8/17/12, Broker JPMorgan Chase Bank	79,100	(1,285,036)
Strike Price USD 1,175.00, Expires
9/21/12, Broker Bank of America NA	98,356	(1,514,668)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	19

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written		Contracts	Value
Over-the-Counter Put Options (concluded)
Taiwan Taiex Index:
Strike Price TWD 7,608.62, Expires
9/19/12, Broker JPMorgan Chase
Bank NA		172,940	$(3,336,653)
Strike Price TWD 7,758.20, Expires
9/19/12, Broker Citibank NA		258,634	(5,890,228)
Strike Price TWD 7,557.82, Expires
3/20/13, Broker Citibank NA		176,273	(4,747,473)
Strike Price TWD 7,574.49, Expires
6/19/13, Broker Credit Suisse
International		176,500	(5,483,038)
Strike Price TWD 6,957.96, Expires
9/18/13, Broker Credit Suisse
International		88,250	(2,256,601)
Strike Price TWD 7,176.38, Expires
9/18/13, Broker Credit Suisse
International		89,838	(2,630,431)
Strike Price TWD 7,180.59, Expires
12/18/13, Broker JPMorgan Chase
Bank NA		179,398	(5,266,185)
Tokyo Stock Price Index,
Strike Price JPY 675.00, Expires 6/08/12,
Broker Morgan Stanley International		8,163,350	(46,438)
			(80,079,234)
		Notional Amount (000)
Over-the-Counter Interest Rate Put Swaptions — (0.0)%
Receive a fixed rate of 3.15% and pay a
floating rate based on 6-month LIBOR,
expiring 4/30/13, Broker Morgan
Stanley & Co., Inc.	JPY	19,904,958	(126,899)
Total Options Written
(Premiums Received — $229,508,683) — (0.4)%			(222,496,033)
Total Investments, Net of Structured Options and
Options Written — 101.0%			55,433,585,353
Liabilities in Excess of Other Assets — (1.0)%			(563,775,918)
Net Assets — 100.0%			$54,869,809,435

(a)	Non-income producing security.
(b)	Investments in companies (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at October 31, 2011	Shares Purchased	Shares Sold	Shares Held at April 30, 2012	Value at April 30, 2012	Realized Gain (Loss)	Income
ETFS Gold Trust	1,355,000	—	—	1,355,000	$223,466,600	—	—
ETFS Palladium Trust	462,500	—	—	462,500	$31,177,125	—	—
ETFS Platinum Trust	390,600	—	—	390,600	$60,367,230	—	—
Quicksilver Resources, Inc.	5,790,531	3,892,344	—	9,682,875	$45,509,512	—	—
RHJ International	4,080,524	—	—	4,080,524	$21,364,159	—	—
RHJ International — ADR	899,200	—	—	899,200	$4,712,977	—	—
The St. Joe Co.	9,125,719	103,300	—	9,229,019	$164,553,409	—	—
Tianjin Development Holdings Ltd.	88,279,743	—	—	88,279,743	$39,277,952	—	—

See Notes to Consolidated Financial Statements.

20	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Consolidated Schedule of Investments (continued)

(c)	Security, or a portion of security, is on loan.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.
(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets	$44,702,605	$1,033,168
UBS Securities LLC	$ 4,977,191	$ (51,704)

(f)	All or a portion of security has been pledged as collateral in connection with swaps.
(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(h)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(i)	Convertible security.
(j)	Variable rate security. Rate shown is as of report date.
(k)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(l)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(m)	Security is perpetual in nature and has no stated maturity date.
(n)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(o)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(p)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at April 30, 2012	Value at April 30, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund,
Institutional Class	—	—	—	—	—	—	$2,921
BlackRock Liquidity Series, LLC Money Market Series	$474,898,135	—	$(105,375,064)[1]	$369,523,071	$369,523,071	—	$1,303,267
iShares Gold Trust	12,437,367	—	—	12,437,367	$201,858,467	—	—
iShares Silver Trust[2]	490,150	—	(490,150)	—	—	$8,448,362	—

[1]	Represents net beneficial interest sold.
[2]	No longer held by the Fund as of report date.
(q)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(r)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(s)	Represents the current yield as of report date.
(t)	Security was purchased with the cash collateral from loaned securities.
•	Financial futures contracts purchased as of April 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value		Unrealized Depreciation
124	CAC 40 Index	Euronext	May 2012	EUR	3,919,020	$(44,646)
269	MSCI Taiwan Index	Singapore Exchange	May 2012	USD	7,195,750	(52,186)
19	DAX 30 Index	Eurex	June 2012	EUR	3,218,125	(150,656)
109	FTSE 100 Index	Euronext LIFFE	June 2012	GBP	6,229,350	(84,571)
140	Nikkei 225 Index	Chicago Mercantile	June 2012	JPY	662,200,000	(567,337)
1,701	S&P 500 E-Mini Index	Chicago Mercantile	June 2012	USD	118,525,680	(952,342)
66	S&P TSE 60 Index	Montreal Exchange	June 2012	CAD	9,218,880	(124,804)
Total						$(1,976,542)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	21

Consolidated Schedule of Investments (continued)

•	Foreign currency exchange contracts as of April 30, 2012 were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	946,294,330	USD	11,720,267	Deutsche Bank AG	5/01/12	$132,117
USD	821,266	GBP	505,310	Deutsche Bank AG	5/01/12	1,198
EUR	6,266,502	USD	8,303,304	Brown Brothers Harriman & Co.	5/02/12	(8,332)
SGD	181,709	USD	146,652	Credit Suisse Securities (USA) LLC	5/02/12	184
USD	5,728,758	BRL	10,807,302	Brown Brothers Harriman & Co.	5/02/12	59,056
USD	90,142	CAD	88,465	Brown Brothers Harriman & Co.	5/02/12	588
USD	1,189,789	EUR	898,225	Brown Brothers Harriman & Co.	5/02/12	808
USD	522,775	HKD	4,055,846	Goldman Sachs & Co.	5/02/12	24
USD	1,598,791	INR	84,432,131	Brown Brothers Harriman & Co.	5/02/12	(3,337)
USD	1,267,474	JPY	101,950,537	Brown Brothers Harriman & Co.	5/02/12	(9,462)
USD	962	KRW	1,085,500	Brown Brothers Harriman & Co.	5/02/12	1
EUR	3,971,099	USD	5,256,266	Goldman Sachs & Co.	5/03/12	279
MXN	431,647,208	USD	33,188,314	Deutsche Bank AG	5/03/12	(50,830)
MXN	1,302,999,948	USD	100,230,765	UBS AG	5/03/12	(199,677)
SGD	72,667,906	USD	58,807,077	HSBC Securities	5/03/12	(85,538)
USD	622,738	BRL	1,188,308	Brown Brothers Harriman & Co.	5/03/12	(670)
USD	422,454	BRL	801,099	Brown Brothers Harriman & Co.	5/03/12	2,183
USD	3,614,233	CHF	3,280,640	Credit Suisse Securities (USA) LLC	5/03/12	(199)
USD	8,280,018	EUR	6,261,830	Brown Brothers Harriman & Co.	5/03/12	(8,768)
USD	104,688,175	MXN	1,332,000,000	UBS AG	5/03/12	2,430,758
KRW	51,017,615,000	USD	45,292,627	Deutsche Bank AG	5/07/12	(161,519)
USD	5,575,031	JPY	445,487,320	Brown Brothers Harriman & Co.	5/07/12	(4,720)
JPY	11,119,104,000	USD	136,800,000	UBS AG	5/10/12	2,476,554
USD	87,383,679	JPY	7,187,307,631	UBS AG	5/10/12	(2,643,668)
JPY	5,070,000,000	USD	65,419,355	Credit Suisse Securities (USA) LLC	5/14/12	(1,911,045)
USD	199,992,157	JPY	15,300,000,000	Credit Suisse Securities (USA) LLC	5/14/12	8,339,862
USD	4,035,171	AUD	3,924,500	Goldman Sachs & Co.	5/15/12	(48,307)
CNY	534,681,900	USD	84,628,348	Credit Suisse Securities (USA) LLC	5/18/12	67,174
TWD	1,891,719,500	USD	64,115,218	HSBC Securities	5/18/12	655,001
USD	141,898,990	EUR	108,236,390	UBS AG	5/18/12	(1,381,672)
USD	201,338,931	GBP	126,692,800	Deutsche Bank AG	5/18/12	(4,250,512)
USD	113,819,020	GBP	71,586,000	JPMorgan Chase Bank NA	5/18/12	(2,346,428)
NOK	313,308,600	USD	53,897,918	Deutsche Bank AG	5/24/12	804,169
NOK	300,151,500	USD	51,693,218	UBS AG	5/24/12	711,707
USD	123,110,393	EUR	93,956,600	Credit Suisse Securities (USA) LLC	5/24/12	(1,269,854)
USD	87,088,859	EUR	66,510,000	UBS AG	5/24/12	(957,433)
CHF	66,419,039	EUR	55,264,460	Credit Suisse Securities (USA) LLC	5/25/12	34,452
CHF	64,472,331	EUR	53,637,546	UBS AG	5/25/12	42,896
CNH	469,574,300	USD	74,154,239	UBS AG	5/25/12	295,420
SGD	107,787,660	USD	86,217,713	JPMorgan Chase Bank NA	5/25/12	885,362
USD	137,563,785	AUD	134,103,904	JPMorgan Chase Bank NA	5/31/12	(1,735,440)
USD	59,133,109	AUD	57,645,846	UBS AG	5/31/12	(745,995)
USD	135,494,746	EUR	102,561,290	Credit Suisse Securities (USA) LLC	5/31/12	(280,025)
USD	250,617,351	EUR	190,202,810	Deutsche Bank AG	5/31/12	(1,180,798)
USD	159,812,546	GBP	100,318,600	JPMorgan Chase Bank NA	5/31/12	(2,965,393)
JPY	5,727,279,000	USD	70,500,000	Deutsche Bank AG	6/01/12	1,252,267
SGD	109,532,064	USD	88,048,283	HSBC Securities	6/01/12	465,069
SGD	109,764,048	USD	87,800,000	JPMorgan Chase Bank NA	6/01/12	900,819
USD	39,954,500	BRL	73,955,780	Barclays Bank Plc	6/04/12	1,413,784
USD	39,954,500	BRL	73,995,734	JPMorgan Chase Bank NA	6/04/12	1,392,963
USD	33,800,000	BRL	63,628,500	UBS AG	6/04/12	641,159

See Notes to Consolidated Financial Statements.

22	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Consolidated Schedule of Investments (continued)

Foreign currency exchange contracts as of April 30, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	4,639,657,000	USD	57,700,000	Credit Suisse Securities (USA) LLC	6/07/12	$429,536
CHF	110,571,495	EUR	92,050,862	UBS AG	6/08/12	4,746
USD	48,209,462	GBP	29,877,700	Deutsche Bank AG	6/08/12	(268,019)
USD	97,785,116	GBP	60,586,700	Goldman Sachs & Co.	6/08/12	(518,654)
USD	140,918,839	MXN	1,865,639,840	JPMorgan Chase Bank NA	7/26/12	(1,215,490)
USD	33,294,719	MXN	437,542,550	Deutsche Bank AG	8/23/12	42,378
USD	144,351,747	MXN	1,932,148,130	Credit Suisse Securities (USA) LLC	9/06/12	(2,305,801)
USD	100,768,172	MXN	1,330,119,720	UBS AG	10/18/12	180,466
AUD	165,240,000	USD	161,282,502	JPMorgan Chase Bank NA	11/15/12	7,635,040
USD	171,189,014	AUD	169,164,606	Goldman Sachs & Co.	11/15/12	(1,740,479)
USD	161,489,052	AUD	165,240,000	JPMorgan Chase Bank NA	11/15/12	(7,428,490)
Total						$(4,428,535)

•	Interest rate swaps outstanding as of April 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
1.63%[1]	3-Month LIBOR	UBS AG	9/12/15	$702,956	$3,683,349
1.57%[1]	3-Month LIBOR	UBS AG	9/15/15	$674,785	3,081,405
1.56%[1]	3-Month LIBOR	Bank of America NA	9/23/15	$683,659	2,971,729
Total					$9,736,483

[1]	Fund pays a floating rate and receives fixed rate.
•	Total return swaps outstanding as of April 30, 2012 were as follows:

Reference Entity	Fund Pays/ Receives the Total Return of the Reference Entity	Fixed Amount		Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation
SGX Nikkei Stock Average
Dividend Point Index
Futures December 2013	Receives	JPY	2,500,656,200	Citibank NA	3/31/14	JPY	2	$5,567,683
HSCEI Dividend Point Index
Futures December 2012	Receives	HKD	202,423,000	Citibank NA	12/27/12	HKD	12	2,889,552
Total								$8,457,235

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment, and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	23

Consolidated Schedule of Investments (continued)

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs		Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina		$47,112,504	—	—	$47,112,504
Australia		—	$466,886,025	—	466,886,025
Austria		—	10,370,766	—	10,370,766
Belgium		—	26,077,136	—	26,077,136
Brazil		984,769,669	—	—	984,769,669
Canada		1,111,317,275	—	$25	1,111,317,300
Chile		26,929,980	—	—	26,929,980
China		—	549,027,939	—	549,027,939
Egypt		25,644,587	—	—	25,644,587
France		56,696,344	580,868,481	—	637,564,825
Germany		—	1,257,354,164	—	1,257,354,164
Hong Kong		—	407,915,929	—	407,915,929
India		—	118,848,485	—	118,848,485
Indonesia		—	48,340,227	—	48,340,227
Ireland		42,286,905	—	—	42,286,905
Israel		149,848,792	—	—	149,848,792
Italy		—	267,949,305	—	267,949,305
Japan		—	3,383,947,468	—	3,383,947,468
Kazakhstan		69,954,520	325,780	—	70,280,300
Luxembourg		—	7,853,384	—	7,853,384
Malaysia		—	217,105,254	—	217,105,254
Mexico		147,251,968	—	—	147,251,968
Netherlands		46,630,824	154,769,718	—	201,400,542
Norway		—	114,012,090	—	114,012,090
Philippines		23,498,640	—	—	23,498,640
Portugal		—	16,799,446	—	16,799,446
Russia		293,159,036	117,042,205	—	410,201,241
Singapore		—	479,820,539	—	479,820,539
South Africa		59,332,891	32,156,874	—	91,489,765
South Korea		107,655,469	372,556,022	—	480,211,491
Spain		10,417,935	37,566,778	—	47,984,713
Sweden		—	17,235,854	—	17,235,854
Switzerland		35,069,653	487,951,047	—	523,020,700
Taiwan		64,897,121	194,652,334	—	259,549,455
Thailand		147,337,289	—	—	147,337,289
Turkey		—	140,551,415	—	140,551,415
United Arab Emirates		18,191,226	—	—	18,191,226
United Kingdom		429,444,407	1,019,357,627	—	1,448,802,034
United States		18,335,375,032	—	—	18,335,375,032
Asset-Backed
Securities		—	30,921,740	—	30,921,740
Corporate Bonds		—	3,196,638,925	187,396,223	3,384,035,148
Floating Rate Loan
Interests		—	—	123,308,001	123,308,001
Foreign Agency
Obligations		—	4,482,891,250	—	4,482,891,250
Non-Agency
Mortgage-Backed
Securities		—	48,961,937	—	48,961,937
US Treasury Obligations	.	—	4,024,780,857	—	4,024,780,857
Investment Companies		1,148,177,357	—	—	1,148,177,357
Preferred Securities		414,980,160	192,396,856	—	607,377,016
Rights		21,997	—	—	21,997
Warrants		9,331,393	1,336,435	—	10,667,828
Short-Term Securities:
Foreign Agency
Obligations		—	1,039,402,049	—	1,039,402,049
Money Market Funds		—	369,523,071	—	369,523,071
Time Deposits		—	20,051,431	—	20,051,431
US Treasury Obligations	.	—	7,494,720,823	—	7,494,720,823
Total		$23,805,332,974	$31,428,967,666	$310,704,249	$55,545,004,889

See Notes to Consolidated Financial Statements.

24	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Consolidated Schedule of Investments (continued)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$41,626,939	$83,379,314	—	$125,006,253
Foreign currency
exchange contracts	—	31,298,020	—	31,298,020
Interest rate contracts	—	9,738,420	—	9,738,420
Liabilities:
Equity contracts	(120,095,016)	(109,725,118)	—	(229,820,134)
Foreign currency
exchange contracts	—	(35,726,555)	—	(35,726,555)
Interest rate contracts	—	(126,899)	—	(126,899)
Total	$(78,468,077)	$(21,162,818)	—	$(99,630,895)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, structured options and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and structured options and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Balance, as of October 31, 2011	$24,716	$415,210,941	$177,519,138	$592,754,795
Accrued discounts/ premiums	—	337,176	273,593	610,769
Net realized gain (loss)	—	31,041,139	279,824	31,320,963
Net change in unrealized
appreciation/depreciation[2]	(24,691)	(37,442,128)	879,609	(36,587,210)
Purchases	—	—	1,286,563	1,286,563
Sales	—	(135,227,217)	(56,930,726)	(192,157,943)
Transfers in3	—	—	—	—
Transfers out[3]	—	(86,523,688)	—	(86,523,688)
Balance, as of April 30, 2012	$25	$187,396,223	$123,308,001	$310,704,249

[2]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at April 30, 2012 was $(10,648,487).
[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	25

Consolidated Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Equity Contract
	Assets	Liabilities	Total
Balance, as of October 31, 2011	$50,531,861	$(158,461,863)	$(107,930,002)
Accrued discounts/ premium	—	—	—
Net realized gain (loss)	(42,630,209)	42,403,139	(227,070)
Net change in unrealized
appreciation/depreciation[1]	24,039,876	6,483,249	30,523,125
Purchases	—	—	—
Issuances[2]	—	—	—
Sales	(12,076,734)	(988,661)	(13,065,395)
Settlements[3]	—	9,431,412	9,431,412
Transfers in4	—	101,132,724	101,132,724
Transfers out[4]	(19,864,794)	—	(19,864,794)
Total	—	—	—

[1]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at April 30, 2012 was $0.
[2]	Issuances represent upfront cash received on certain derivative financial instruments.
[3]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
[4]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. See Notes to Consolidated Financial Statements.

26	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Consolidated Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $319,381,106) (cost — $48,422,640,862)	$54,499,745,342
Investments at value — affiliated (cost — $1,238,578,229)	1,161,810,502
Cash	1,874
Capital shares sold receivable	228,786,376
Investments sold receivable	228,495,603
Interest receivable	166,025,973
Dividends receivable	94,890,236
Unrealized appreciation on foreign currency exchange contracts	31,298,020
Unrealized appreciation on swaps	18,193,718
Foreign currency at value (cost — $4,869,502)	4,883,719
Options written receivable	3,678,849
Swaps receivable	2,461,631
Securities lending income receivable — affiliated	122,144
Prepaid expenses	863,425
Total assets	56,441,257,412

Liabilities
Collateral on securities loaned at value	369,523,071
Investments purchased payable	636,745,958
Options written at value (premiums received — $229,508,683)	222,496,033
Capital shares redeemed payable	219,644,353
Unrealized depreciation on foreign currency exchange contracts	35,726,555
Investment advisory fees payable	29,851,539
Service and distribution fees payable	17,985,808
Structured options at value (premiums received — $0)	5,474,458
Cash collateral held for options written	3,787,000
Variation margin payable	549,637
Officer’s and Directors’ fees payable	353,611
Other affiliates payable	191,260
Other liabilities	19,376,677
Other accrued expenses payable	9,742,017
Total liabilities	1,571,447,977
Net Assets	$54,869,809,435

Net Assets Consist of
Paid-in capital	$49,345,543,201
Distributions in excess of net investment income	(81,492,267)
Accumulated net realized loss	(407,970,051)
Net unrealized appreciation/depreciation	6,013,728,552
Net Assets	$54,869,809,435

Net Asset Value
Institutional — Based on net assets of $18,961,190,820 and 972,939,425 shares outstanding, 1 billion shares authorized, $0.10 par value	$19.49
Investor A — Based on net assets of $17,812,287,768 and 918,728,519 shares outstanding, 2 billion shares authorized, $0.10 par value	$19.39
Investor B — Based on net assets of $795,437,794 and 42,096,779 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$18.90
Investor C — Based on net assets of $16,134,024,177 and 895,119,750 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$18.02
Class R — Based on net assets of $1,166,868,876 and 62,289,243 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.73

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	27

Consolidated Statement of Operations

Six Months Ended April 30, 2012 (Unaudited)

Investment Income
Dividends — unaffiliated	$400,061,713
Foreign taxes withheld	(20,012,416)
Interest	237,653,554
Securities lending — affiliated	1,303,267
Dividends — affiliated	2,921
Total income	619,009,039

Expenses
Investment advisory	198,126,179
Service — Investor A	21,620,849
Service and distribution — Investor B	4,246,846
Service and distribution — Investor C	78,661,249
Service and distribution — Class R	2,765,209
Transfer agent — Institutional	5,194,922
Transfer agent — Investor A	7,114,600
Transfer agent — Investor B	697,424
Transfer agent — Investor C	7,872,180
Transfer agent — Class R	1,023,101
Custodian	5,139,608
Accounting services	2,612,005
Registration	975,324
Officer and Directors	460,567
Printing	416,399
Professional	348,453
Miscellaneous	444,940
Total expenses excluding stock loan fees	337,719,855
Stock loan fees	17,517
Total expenses	337,737,372
Less fees waived by advisor	(22,160,040)
Total expenses after fees waived	315,577,332
Net investment income	303,431,707

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(36,569,929)
Investments affiliated	8,448,362
Financial futures contracts	(122,212,408)
Foreign currency transactions	(1,224,231
Option written and structured options	90,191,468
Swaps	3,381,776
(57,984,962)
Net change in unrealized appreciation/depreciation on:
Investments	1,657,721,701
Financial futures contracts	64,149,170
Foreign currency transactions	(24,515,859)
Option written and structured options	44,096,791
Swaps	14,353,193
1,755,804,996
Total realized and unrealized gain	1,697,820,034
Net Increase in Net Assets Resulting from Operations	$2,001,251,741

See Notes to Consolidated Financial Statements.

28	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations
Net investment income	$303,431,707	$746,523,623
Net realized gain (loss)	(57,984,962)	970,536,235
Net change in unrealized appreciation/depreciation	1,755,804,996	(995,312,511)
Net increase in net assets resulting from operations	2,001,251,741	721,747,347

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(194,328,193)	(295,083,507)
Investor A	(177,535,279)	(283,529,606)
Investor B	(5,172,433)	(9,313,480)
Investor C	(113,138,817)	(168,558,399)
Class R	(9,828,684)	(14,515,955)
Net realized gain:
Institutional	(173,787,575)	—
Investor A	(180,329,532)	—
Investor B	(9,296,893)	—
Investor C	(173,693,279)	—
Class R	(11,540,361)	—
Decrease in net assets resulting from dividends and distributions to shareholders	(1,048,651,046)	(771,000,947)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,538,089,543	6,752,023,008

Redemption Fee
Redemption fee	—	419,628

Net Assets
Total increase in net assets	2,490,690,238	6,703,189,036
Beginning of period	52,379,119,197	45,675,930,161
End of period	$54,869,809,435	$52,379,119,197
Undistributed (distributions in excess of) net investment income	$(81,492,267)	$115,079,432

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	29

Financial Highlights

	Institutional
	Six Months Ended April 30, 2012 (Consolidated) (Unaudited)	Year Ended October 31,
		Consolidated
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$19.16	$19.07	$17.42	$15.20	$21.30	$17.94
Net investment income[1]	0.14	0.38	0.33	0.35	0.34	0.40
Net realized and unrealized gain (loss)[2]	0.61	0.08	1.65	2.61	(5.10)	3.60
Net increase (decrease) from investment operations	0.75	0.46	1.98	2.96	(4.76)	4.00
Dividends and distributions from:
Net investment income	(0.22)	(0.37)	(0.33)	(0.74)	(0.52)	(0.44)
Net realized gain	(0.20)	—	—	—	(0.82)	(0.20)
Total dividends and distributions	(0.42)	(0.37)	(0.33)	(0.74)	(1.34)	(0.64)
Net asset value, end of period	$19.49	$19.16	$19.07	$17.42	$15.20	$21.30

Total Investment Return[3]
Based on net asset value	4.09%[4]	2.39%	11.54%	20.43%	(23.73)%	22.78%

Ratios to Average Net Assets
Total expenses	0.85%[5]	0.87%	0.88%	0.91%	0.95%	0.88%
Total expenses after fees waived and paid indirectly	0.76%[5]	0.78%	0.81%	0.87%	0.86%	0.77%
Total expenses after fees waived and paid indirectly and
excluding dividend expense	0.76%[5,6]	0.78%[6]	0.81%	0.85%	0.80%	0.77%
Net investment income	1.59%[5]	1.92%	1.83%	2.26%	1.78%	2.08%

Supplemental Data
Net assets, end of period (000)	$18,961,191	$16,879,389	$12,894,088	$8,066,571	$5,091,181	$4,858,867
Portfolio turnover	12%	31%	29%	33%	34%	45%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

30	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Financial Highlights (continued)

	Investor A
	Six Months Ended April 30, 2012 (Consolidated) (Unaudited)	Year Ended October 31,
		Consolidated
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$19.06	$18.97	$17.34	$15.13	$21.22	$17.87
Net investment income[1]	0.11	0.32	0.28	0.31	0.29	0.35
Net realized and unrealized gain (loss)[2]	0.61	0.09	1.64	2.60	(5.09)	3.60
Net increase (decrease) from investment operations	0.72	0.41	1.92	2.91	(4.80)	3.95
Dividends and distributions from:
Net investment income	(0.19)	(0.32)	(0.29)	(0.70)	(0.47)	(0.40)
Net realized gain	(0.20)	—	—	—	(0.82)	(0.20)
Total dividends and distributions	(0.39)	(0.32)	(0.29)	(0.70)	(1.29)	(0.60)
Net asset value, end of period	$19.39	$19.06	$18.97	$17.34	$15.13	$21.22

Total Investment Return[3]
Based on net asset value	3.96%[4]	2.13%	11.20%	20.14%	(23.96)%	22.56%

Ratios to Average Net Assets
Total expenses	1.12%[5]	1.14%	1.15%	1.18%	1.20%	1.15%
Total expenses after fees waived and paid indirectly	1.04%[5]	1.06%	1.08%	1.13%	1.12%	1.03%
Total expenses after fees waived and paid indirectly and
excluding dividend expense	1.04%[5,6]	1.06%[6]	1.08%	1.12%	1.06%	1.03%
Net investment income	1.30%[5]	1.63%	1.56%	2.00%	1.52%	1.82%

Supplemental Data
Net assets, end of period (000)	$17,812,288	$17,638,914	$15,724,095	$11,844,981	$8,387,965	$8,266,581
Portfolio turnover	12%	31%	29%	33%	34%	45%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	31

Financial Highlights (continued)

	Investor B
	Six Months Ended April 30, 2012 (Consolidated) (Unaudited)	Year Ended October 31,
		Consolidated
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$18.57	$18.49	$16.91	$14.76	$20.72	$17.49
Net investment income[1]	0.03	0.10	0.13	0.18	0.13	0.19
Net realized and unrealized gain (loss)[2]	0.61	0.14	1.61	2.53	(4.97)	3.51
Net increase (decrease) from investment operations	0.64	0.24	1.74	2.71	(4.84)	3.70
Dividends and distributions from:
Net investment income	(0.11)	(0.16)	(0.16)	(0.56)	(0.30)	(0.27)
Net realized gain	(0.20)	—	—	—	(0.82)	(0.20)
Total dividends and distributions	(0.31)	(0.16)	(0.16)	(0.56)	(1.12)	(0.47)
Net asset value, end of period	$18.90	$18.57	$18.49	$16.91	$14.76	$20.72

Total Investment Return[3]
Based on net asset value	3.57%[4]	1.25%	10.35%	19.15%	(24.57)%	21.52%

Ratios to Average Net Assets
Total expenses	1.95%[5]	1.97%	1.96%	2.00%	2.01%	1.95%
Total expenses after fees waived and paid indirectly	1.87%[5]	1.87%	1.89%	1.95%	1.92%	1.84%
Total expenses after fees waived and paid indirectly and
excluding dividend expense	1.87%[5,6]	1.87%[6]	1.89%	1.94%	1.86%	1.84%
Net investment income	0.44%[5]	0.50%	0.74%	1.17%	0.70%	1.03%

Supplemental Data
Net assets, end of period (000)	$795,438	$930,028	$1,209,744	$1,442,397	$1,514,668	$2,141,544
Portfolio turnover	12%	31%	29%	33%	34%	45%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

32	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Financial Highlights (continued)

	Investor C
	Six Months Ended April 30, 2012 (Consolidated) (Unaudited)	Year Ended October 31,
		Consolidated
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$17.75	$17.70	$16.21	$14.19	$19.99	$16.91
Net investment income[1]	0.04	0.16	0.13	0.18	0.14	0.19
Net realized and unrealized gain (loss)[2]	0.56	0.08	1.54	2.43	(4.78)	3.39
Net increase (decrease) from investment operations	0.60	0.24	1.67	2.61	(4.64)	3.58
Dividends and distributions from:
Net investment income	(0.13)	(0.19)	(0.18)	(0.59)	(0.34)	(0.30)
Net realized gain	(0.20)	—	—	—	(0.82)	(0.20)
Total dividends and distributions	(0.33)	(0.19)	(0.18)	(0.59)	(1.16)	(0.50)
Net asset value, end of period	$18.02	$17.75	$17.70	$16.21	$14.19	$19.99

Total Investment Return[3]
Based on net asset value	3.51%[4]	1.34%	10.37%	19.24%	(24.51)%	21.54%

Ratios to Average Net Assets
Total expenses	1.89%[5]	1.90%	1.91%	1.94%	1.96%	1.92%
Total expenses after fees waived and paid indirectly	1.80%[5]	1.81%	1.84%	1.89%	1.88%	1.81%
Total expenses after fees waived and paid indirectly and
excluding dividend expense	1.80%[5,6]	1.81%[6]	1.84%	1.88%	1.81%	1.81%
Net investment income	0.53%[5]	0.89%	0.81%	1.23%	0.76%	1.05%

Supplemental Data
Net assets, end of period (000)	$16,134,024	$15,853,615	$14,921,531	$11,251,502	$8,157,355	$7,425,397
Portfolio turnover	12%	31%	29%	33%	34%	45%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	33

Financial Highlights (concluded)

	Class R
	Six Months Ended April 30, 2012 (Consolidated) (Unaudited)	Year Ended October 31,
		Consolidated
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$18.44	$18.36	$16.80	$14.69	$20.65	$17.43
Net investment income[1]	0.09	0.21	0.21	0.25	0.22	0.27
Net realized and unrealized gain (loss)[2]	0.57	0.13	1.59	2.51	(4.94)	3.51
Net increase (decrease) from investment operations	0.66	0.34	1.80	2.76	(4.72)	3.78
Dividends and distributions from:
Net investment income	(0.17)	(0.26)	(0.24)	(0.65)	(0.42)	(0.36)
Net realized gain	(0.20)	—	—	—	(0.82)	(0.20)
Total dividends and distributions	(0.37)	(0.26)	(0.24)	(0.65)	(1.24)	(0.56)
Net asset value, end of period	$18.73	$18.44	$18.36	$16.80	$14.69	$20.65

Total Investment Return[3]
Based on net asset value	3.72%[4]	1.84%	10.83%	19.67%	(24.21)%	22.14%

Ratios to Average Net Assets
Total expenses	1.47%[5]	1.47%	1.49%	1.54%	1.55%	1.47%
Total expenses after fees waived and paid indirectly	1.39%[5]	1.38%	1.42%	1.49%	1.46%	1.36%
Total expenses after fees waived and paid indirectly and
excluding dividend expense	1.39%[5,6]	1.38%[6]	1.42%	1.48%	1.40%	1.36%
Net investment income	0.96%[5]	1.11%	1.22%	1.65%	1.18%	1.47%

Supplemental Data
Net assets, end of period (000)	$1,166,869	$1,077,174	$926,471	$576,189	$371,196	$306,367
Portfolio turnover	12%	31%	29%	33%	34%	45%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

34	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Notes to Consolidated Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	35

Notes to Consolidated Financial Statements (continued)

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee

36	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Notes to Consolidated Financial Statements (continued)

is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	37

Notes to Consolidated Financial Statements (continued)

interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which, if any, is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), the Fund will, consistent with

38	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Notes to Consolidated Financial Statements (continued)

SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended April 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended October 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements, which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Consolidated Statement of Assets and Liabilities and will require an entity to disclose both gross and net infor-

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	39

Notes to Consolidated Financial Statements (continued)

mation about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counter-party. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with coun-terparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the

40	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Notes to Consolidated Financial Statements (continued)

Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the coun-terparty, depending on the value of the underlying index at exercise.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Fund typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	41

Notes to Consolidated Financial Statements (continued)

assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.
•	Cross-currency swaps — The Fund enters into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2012
	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign
	currency exchange contracts;
	Investments at value — unaffiliated[1];		Unrealized depreciation on foreign
	Unrealized appreciation on swaps	$31,298,020	currency exchange contracts	$35,726,555

Equity contracts	Net unrealized appreciation/		Net unrealized appreciation/depreciation[2];
	depreciation[2]; Unrealized		Unrealized depreciation on swaps;
	appreciation on swaps; Investments		Options written at value;
	at value — unaffiliated[1]	125,006,253	Structured options at value	229,820,134

			Unrealized depreciation on swaps:
Interest rate contracts	Unrealized appreciation on swaps	9,738,420	Options written at value	126,899
Total		$166,042,693		$265,673,588

[1]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
[2]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
42	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Notes to Consolidated Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Six Months Ended April 30, 2012
	Net Realized Gain from
	Financial Futures Contracts	Swaps	Options[1]	Foreign Currency Exchange Contracts
Foreign currency exchange contracts	—	$(130,270)	$(2,571,111)	$(6,051,635)
Equity contracts	$(122,212,408)	5,135,699	(117,136,211)	—
Interest rate contracts	—	(812,310)	—	—
Total	$(122,212,408)	$4,193,119	$(119,707,322)	$(6,051,635)

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options[1]	Foreign Currency Exchange Contracts
Foreign currency exchange contracts	—	$(1,303,910)	$1,843,128	$(27,046,833)
Equity contracts	$64,149,170	2,700,237	99,739,745	—
Interest rate contracts	—	12,984,232	301,142	—
Total	$64,149,170	$14,380,559	$101,884,015	$(27,046,833)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended April 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:
Financial futures contracts:
Average number of contracts purchased	1,214
Average number of contracts sold	2,806
Average notional value of purchased	$81,452,419
Average notional value of contracts sold	$382,669,360
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	46
Average number of contracts — US dollars sold	25
Average US dollar amounts purchased	$3,021,079,729
Average US dollar amounts sold	$1,785,826,598
Options:
Average number of option contracts purchased	29,399,070
Average number of option contracts written	26,483,147
Average notional value of option contracts purchased	$4,892,457,773
Average notional value of option contracts written	$4,381,229,411
Average number of swaption contracts purchased	1
Average number of swaption contracts written	1
Average notional value of swaption contracts purchased	$124,655,298
Average notional value of swaption contracts written	$255,230,987
Structured Options:
Average number units	426,465
Average notional value	$193,803,961
Interest rate swaps:
Average number of contracts — pays fixed rate	2
Average number of contracts — receives fixed rate	3
Average notional value — pays fixed rate	$16,537,500
Average notional value — receives fixed rate	$2,061,400,000
Cross-currency swaps:
Average number of contracts — receives fixed rate	—
Average notional value — receives fixed rate	—
Total return swaps:
Average number of contracts	3
Average notional value	$68,660,551

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2012, the PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive a portion of its fees payable by the Fund, which is shown as fees waived by advisor in the Consolidated Statement of Operations, so that such fee is reduced for average daily net assets of the Fund as follows:

In excess of $10 billion, but not exceeding $15 billion	0.69%
In excess of $15 billion, but not exceeding $20 billion	0.68%
In excess of $20 billion, but not exceeding $25 billion	0.67%
In excess of $25 billion, but not exceeding $30 billion	0.65%
In excess of $30 billion, but not exceeding $40 billion	0.63%
In excess of $40 billion	0.62%

For the six months ended April 30, 2012, the Manager waived $22,158,811, which is included in fees waived by advisor in the Consolidated Statement of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	43

Notes to Consolidated Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Consolidated Statement of Operations. For the six months ended April 30, 2012, the amount waived was $1,229.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended April 30, 2012, the Fund reimbursed the Manager $279,097 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended April 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $1,421,074.

For the six months ended April 30, 2012, affiliates received CDSCs as follows:

Investor A	$156,505
Investor B	$560,687
Investor C	$1,004,266

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended April 30, 2012, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$65,622
Investor A	$185,640
Investor B	$10,452
Investor C	$196,806
Class R	$6,630

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Consolidated Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on the reinvestment of cash collateral is shown as securities lending — affiliated in the Consolidated Statement of Operations. For the six months ended April 30, 2012, BIM received $686,715 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

44	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Notes to Consolidated Financial Statements (continued)

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the six months ended April 30, 2012, were $5,194,940,996 and $7,800,655,101, respectively.

Purchases and sales of US government securities for the Fund for the six months ended April 30, 2012, were $585,178,646 and $883,783,528, respectively.

Transactions in options written for the six months ended April 30, 2012, were as follows:

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options,
beginning of period	14,599,237	—	$107,557,596
Options written	19,675,976	—	115,702,576
Options closed	(8,338,397)	—	(91,857,096)
Options expired	(19,705,603)	—	(22,450,529)
Options exercised	(230,569)	—	(11,322,417)
Outstanding options,
end of period	6,000,644	—	$97,630,130

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options,
beginning of period	26,929,078	$19,904,958	$107,225,564
Options written	10,296,009	—	120,692,880
Options closed	(20,110,430)	—	(43,576,735)
Options expired	(1,356,309)	—	(52,463,156)
Outstanding options,
end of period	15,758,348	$19,904,958	$131,878,553

As of April 30, 2012, the value of portfolio securities subject to covered call options written was $1,571,170,271.

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees, which were allocated to the Fund based on its net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended April 30, 2012.

6. Income Tax Information:

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$50,016,241,470
Gross unrealized appreciation	$8,024,832,096
Gross unrealized depreciation	(2,379,517,722)
Net unrealized appreciation (depreciation)	$5,645,314,374

7. Concentration, Market and Credit Risk

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	45

Notes to Consolidated Financial Statements (concluded)

not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of April 30, 2012, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	10%
Pharmaceuticals	4
Metal & Mining	4
Commercial Banks	4
Captial Markets	4
Other[1]	74

[1]	Consists of Asset-Backed Securities, US Treasury Obligations and Foreign Government Obligations (18%), all other industries less than 4% of long-term investments (56%)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended April 30, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	183,132,591	$3,509,835,960	351,647,817	$6,918,983,146
Shares issued to shareholders in reinvestment of dividends	17,983,154	319,721,359	12,962,013	256,370,908
Shares redeemed	(109,146,411)	(2,090,188,525)	(159,895,426)	(3,115,176,304)
Net increase	91,969,334	$1,739,368,794	204,714,404	$4,060,177,750

Investor A
Shares sold and automatic conversion of shares	98,426,512	$1,827,055,861	253,382,580	$4,955,011,890
Shares issued to shareholders in reinvestment of dividends	18,758,396	332,206,966	13,245,481	260,473,268
Shares redeemed	(123,848,914)	(2,299,024,060)	(170,029,878)	(3,309,286,010)
Net increase (decrease)	(6,664,006)	$(139,761,233)	96,598,183	$1,906,199,148

Investor B
Shares sold	552,020	$10,235,447	2,047,537	$39,045,232
Shares issued to shareholders in reinvestment of dividends	748,689	12,959,628	430,082	8,210,193
Shares redeemed	(9,273,281)	(172,216,624)	(17,842,543)	(338,893,078)
Net decrease	(7,972,572)	$(149,021,549)	(15,364,924)	$(291,637,653)

Investor C
Shares sold	65,972,903	$1,171,701,616	189,685,004	$3,463,342,782
Shares issued to shareholders in reinvestment of dividends	16,049,886	264,978,169	8,388,500	153,784,249
Shares redeemed	(80,200,580)	(1,418,678,887)	(148,012,231)	(2,688,581,329)
Net increase	1,822,209	$18,000,898	50,061,273	$928,545,702

Class R
Shares sold	11,196,926	$206,394,943	26,528,777	$501,968,617
Shares issued to shareholders in reinvestment of dividends	1,245,859	21,341,561	761,915	14,498,742
Shares redeemed	(8,583,770)	(158,233,871)	(19,312,126)	(367,729,298)
Net increase	3,859,015	$69,502,633	7,978,566	$148,738,061
Total Net Increase	83,013,980	$1,538,089,543	343,987,502	$6,752,023,008

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in-capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charges by the Fund.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

46	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director
Fred G. Weiss, Vice Chairman of the Board and Director
Paul L. Audet, Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Honorable Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
    Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Investment Management, LLC
Princeton, NJ 08540

BlackRock International Limited
Edinburgh, EH3 8JB
United Kingdom

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	47

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012	49

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock International Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†	BlackRock World Gold Fund
BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

50	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2012

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#10873-4/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Global Allocation Fund, Inc.

Date: July 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Global Allocation Fund, Inc.

Date: July 2, 2012

By:     /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Global Allocation Fund, Inc.

Date: July 2, 2012

3